EXHIBIT 10.3
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                     SPEAKING ROSES DEVELOPMENT CORPORATION
                               FRANCHISE AGREEMENT



















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                            Franchisee Name

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                            Franchise Location/Franchise Number

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                            Area Developer

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                            Date



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                                TABLE OF CONTENTS

Section                                                                     Page
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1.       GRANT OF FRANCHISE....................................................2
         1.1      Operation of Store...........................................2
         1.2      Limitations on Franchisee Sales..............................2
         1.3      No Other Distribution Channels...............................3
         1.4      Restrictions on Franchisor...................................3
         1.5      Retained Franchisor Rights...................................3
         1.6      No Exclusive Rights..........................................4
         1.7      Advertising Within Territory.................................5

2.       TERM AND RENEWAL......................................................5
         2.1      Initial Term.................................................5
         2.2      Renewal Terms................................................5

3.       FRANCHISOR'S DUTIES...................................................6
         3.1      Designs and Specifications...................................6
         3.2      Training.....................................................7
         3.3      Market Introduction Program..................................8
         3.4      Manual.......................................................8
         3.5      Supplier List................................................8
         3.6      Advertising Approval.........................................8
         3.7      Franchisor Inspection........................................8
         3.8      Advisory Assistance..........................................8
         3.9      Designee Performance.........................................8

4.       FEES..................................................................9
         4.1      Initial Franchise Fee........................................9
         4.2      Initial Franchise Fee Refund.................................9
         4.3      Royalty Fee..................................................9
         4.4      Monthly Advertising Obligations.............................10
         4.5      Payment Procedure...........................................10
         4.6      Gross Sales.................................................11

5.       REVENUE ALLOCATION FOR CARRY OUT ORDERS, DELIVERY, SPECIAL
            OCCASIONS AND REFERRAL ORDERS.....................................11
         5.1      Carry Out Orders, Delivery Orders and Special
                    Occasion Orders...........................................11
         5.2      Referral Obligation.........................................12
         5.3      Referral Fee................................................12

6.       REVENUE ALLOCATION FOR NATIONAL ACCOUNTS AND ALTERNATIVE SALES.......13
         6.1      National Account............................................13
         6.2      Alternative Sales...........................................13



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7.       CONSTRUCTION AND OPENING OF STORE....................................15
         7.1      Store Site and Lease Approval...............................15
         7.2      Actions Prior to Construction...............................17
         7.3      Construction Deadline.......................................18
         7.4      Thirty Day Notice...........................................18
         7.5      Market Introduction Activities..............................18

8.       TRAINING.............................................................18
         8.1      Initial Training Obligations................................18
         8.2      Designated Individual.......................................19
         8.3      Refresher Courses...........................................19
         8.4      Certified Floral Designer...................................20
         8.5      Charges for Certain Training................................20

9.       FRANCHISEE'S DUTIES..................................................20
         9.1      Importance of System Details................................20
         9.2      Responsibilities of Designated Individual...................21
         9.3      Responsibilities of Store Manager...........................21
         9.4      Responsibilities of General Manager and other
                    Support Personnel.........................................21
         9.5      Responsibilities of Certified Floral Designer...............22
         9.6      Store Operations............................................22
         9.7      Staffing....................................................22
         9.8      Annual Convention...........................................22
         9.9      Inspections.................................................22
         9.10     Store Order and Repair......................................22
         9.11     Product List................................................23
         9.12     Equipment and Product Purchases and Leases..................23
         9.13     Approval of Equipment and Product Selections................23
         9.14     Pricing.....................................................24
         9.15     Proprietary Marks on Products and Other Materials...........24
         9.16     Acquisition and Maintenance of Communications and
                    Information Systems.......................................24
         9.17     Refurbishing Requirements...................................27
         9.18     Right of Entry..............................................27
         9.19     Accounts Payable Requirements...............................27
         9.20     Entity Information..........................................28

10.      PROPRIETARY MARKS....................................................29
         10.1     Franchisor Representations..................................29
         10.2     Franchisee Obligations......................................30
         10.3     Franchisee Representations Regarding Proprietary Marks......32

11.      CONFIDENTIAL INFORMATION.............................................32
         11.1     Non-Disclosure Obligation...................................33
         11.2     Disclosure Injuries.........................................33

12.      CONFIDENTIAL OPERATING MANUALS.......................................33
         12.1     Franchisee Compliance with Manual...........................33



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         12.2     No Duplications.............................................34
         12.3     Manual Is Franchisor Property...............................34
         12.4     Revision of Manual..........................................34
         12.5     Maintenance of Manual.......................................34

13.      ACCOUNTING AND RECORDS...............................................34
         13.1     Presentation of Records.....................................34
         13.2     Monthly Reports.............................................34
         13.3     Quarterly Reports...........................................35
         13.4     Annual Reports..............................................35
         13.5     Other Reports...............................................35
         13.6     Right of Inspection.........................................35

14.      ADVERTISING..........................................................36
         14.1     Fund........................................................36
         14.2     Franchise Advertising Obligations...........................36
         14.3     Local Advertising Obligations...............................37
         14.4     Operation of National Fund..................................38
         14.5     Franchisor Promotional Materials............................40
         14.6     Samples.....................................................40
         14.7     Telephone Directory Listings................................40
         14.8     Coupons and Discounts.......................................40
         14.9     Website Advertising.........................................40
         14.10    Ownership of Copyrights.....................................41

15.      INSURANCE............................................................41
         15.1     Procurement and Maintenance of Insurance....................41
         15.2     Effect of Franchisor Insurance..............................42
         15.3     Certificates of Insurance...................................42
         15.4     Failure to Procure or Maintain Insurance....................42
         15.5     Changes in Insurance Requirements...........................42

16.      TRANSFERS OF INTERESTS...............................................43
         16.1     Transfer by Franchisor......................................43
         16.2     Transfer by Franchisee......................................43
         16.3     Offer of Securities of Franchisee...........................45
         16.4     Right of First Offer........................................46
         16.5     Transfers Upon Death or Permanent Disability................47
         16.6     Limited Exceptions..........................................48
         16.7     Non-Waiver of Claims........................................48
         16.8     Bankruptcy..................................................48

17.      DEFAULT AND TERMINATION..............................................48
         17.1     Franchisee Default..........................................48
         17.2     Default Events..............................................49
         17.3     Default Rights..............................................51




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18.      OBLIGATIONS UPON TERMINATION OR EXPIRATION...........................51
         18.1     Franchise Operations........................................51
         18.2     System Methods and Proprietary Marks........................51
         18.3     Assumed Names...............................................51
         18.4     Assignment of Lease.........................................52
         18.5     Entry by Franchisor.........................................52
         18.6     No Descriptive or Confusing Operations......................52
         18.7     Payment of Sums Due.........................................52
         18.8     Transfer of Telephone Listings..............................52
         18.9     Post-Termination Covenants..................................53
         18.10    Return of Manual............................................53
         18.11    Equipment, Inventory and Related Materials..................53
         18.12    Execution of Documents......................................53
         18.13    Payment of Costs and Damages................................53

19.      COVENANTS............................................................53
         19.1     Best Efforts................................................53
         19.2     Operation of Business.......................................53
         19.3     Competitive Activities......................................54
         19.4     Exception...................................................55
         19.5     Affiliate and Management Competitive Activities.............55
         19.6     Independent Covenants.......................................55
         19.7     Franchisor's Rights Regarding Covenants.....................55
         19.8     No Defense to Enforcement...................................55
         19.9     Anti-Terrorism Laws.........................................55
         19.10    Irreparable Injury..........................................56

20.      TAXES, PERMITS, AND INDEBTEDNESS.....................................56
         20.1     Payment when Due............................................57
         20.2     Bona Fide Dispute Exception.................................57
         20.3     Compliance with Laws........................................57
         20.4     Notice of Suit..............................................57

21.      INDEPENDENT CONTRACTOR AND INDEMNIFICATION...........................57
         21.1     No Fiduciary Relationship...................................57
         21.2     Independent Contractor Status...............................57
         21.3     No Franchisor Obligations...................................58
         21.4     Indemnification.............................................58

22.      APPROVALS AND WAIVERS................................................58
         22.1     Franchisor Approvals and Consents...........................58
         22.2     No Liability for Waiver or Consent..........................58
         22.3     No Waiver by Implication....................................58

23.      NOTICES..............................................................59

24.      ENTIRE AGREEMENT AND AMENDMENT.......................................59




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25.      SEVERABILITY AND CONSTRUCTION........................................59
         25.1     Severability................................................59
         25.2     No Benefits.................................................59
         25.3     Stricken Provisions.........................................60
         25.4     Captions....................................................60
         25.5     Survival....................................................60

26.      APPLICABLE LAW AND DISPUTE RESOLUTION................................60
         26.1     Applicable Law..............................................60
         26.2     Mediation...................................................60
         26.3     Arbitration.................................................61
         26.4     Additional Terms............................................64
         26.5     No Waiver of Injunctive Relief..............................65

27.      ACKNOWLEDGMENTS......................................................65
         27.1     Independent Investigation...................................65
         27.2     Copies of Documents.........................................65
         27.3     Franchisee Understandings...................................65

APPENDIX A to Speaking Roses Development Corporation Franchise Agreement.....A-1

APPENDIX B to Speaking Roses Development Corporation Franchise Agreement.....B-1

APPENDIX C to Speaking Roses Development Corporation Franchise Agreement.....C-1

APPENDIX D to Speaking Roses Development Corporation Franchise Agreement.....D-1




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                     SPEAKING ROSES DEVELOPMENT CORPORATION
                               FRANCHISE AGREEMENT


         THIS FRANCHISE AGREEMENT (this "Agreement") is made and entered into on ________ 20____, between SPEAKING ROSES DEVELOPMENT CORPORATION, a Utah corporation with its principal offices at 545 West 500 South, Bountiful, Utah 84010 ("Franchisor"), and ________________________________________ a (check appropriate box) sole proprietorship, corporation, limited liability company, partnership, with its principal offices at ____________________________________
("Franchisee").

                                    RECITALS:

         A. Franchisor and/or its affiliates own a distinctive format and system (the "System") relating to the establishment and operation of retail floral businesses that (i) operate at stores displaying Franchisor's interior and exterior trade dress ("Stores"), (ii) utilize certain proprietary technology (including, without limitation, under pending and issued patents), processes, know how, trade secrets and methods to emboss images on floral and other products (the "Technology"), (iii) operate under the Proprietary Marks (as defined below) (iv) and that are primarily engaged in the sale of high quality fresh cut flowers, plants, gifts and complementary and compatible products that are embossed with customized images, and other gift items and related floral product and services designated and/or approved in writing by Franchisor for sale in Stores (together, the "Products").

         B. The Products include select varieties of flowers, plants and related merchandise that (i) Franchisor designates for sale in all Stores and which incorporate specialized products, equipment, supplies, packaging materials and fresh floral products that use or display the Proprietary Marks, (ii) facilitate the use of the Technology or (iii) result from certain business relationships which are in each case designated by, and that must be acquired from Franchisor or its affiliates or designers ("Core Products"), and other popular complementary and compatible merchandise and gift items designated and/or approved in writing by Franchisor for sale in Stores ("Accessory Products").

         C. The distinguishing characteristics of the System include, without limitation, (i) the Technology; (ii) distinctive interior and exterior decor, color schemes, designs, and furnishings; (iii) product purchasing and sourcing procedures; (iv) uniform standards, specifications and procedures for managing inventory and quality control; (v) training and assistance; and (vi) advertising and promotional programs; all of which may be changed, improved, and further developed by Franchisor from time to time.

         D. Franchisor identifies the System by means of certain trade names, service marks, trademarks, logos, specialized coloring schemes, emblems, and other indicia of origin, including but not limited to the marks "Speaking Roses", and a stylized logo incorporating the phrase "Speaking Roses", and such other trade names, service marks and trademarks as are now designated (and may hereinafter be designated by Franchisor in writing) for use in connection with the System (the "Proprietary Marks").

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         E.  Franchisor  continues  to develop,  use, and control the use of the
Proprietary Marks to identify for the public the source of services and products marketed thereunder and under the System (including through the use and application of the Technology), and to represent the System's high standards of quality, appearance, and service.

         F. Franchisee desires to enter into a business relationship with Franchisor under which Franchisee will operate a Store under the System and wishes to obtain a franchise from Franchisor for that purpose, as well as to receive the training and other assistance provided by Franchisor in connection therewith.

         G. Franchisee understands and acknowledges the importance of Franchisor's high standards of quality, cleanliness, appearance, and service, the uniqueness of the Technology and the Proprietary Marks, and the necessity of operating the business franchised hereunder in conformity with Franchisor's standards and specifications and in accordance with the System.

         NOW, THEREFORE, in consideration of the undertakings and commitments of each party to the other party set forth herein, the parties hereto hereby agree as follows:

1.       GRANT OF FRANCHISE
         ------------------

         1.1 Operation of Store. Franchisor grants to Franchisee the right, and Franchisee undertakes the obligation, to operate a Store under and pursuant to the System and the Proprietary Marks at the location specified in Appendix A (the "Approved Location"), and to offer and sell Products at and from the Approved Location in accordance with and subject to the limitations imposed by
Section 1.2 below and the further provisions of this Agreement (collectively, the "Franchised Business"). Franchisee shall not relocate the Store without the express prior written consent of Franchisor. If, at the time of execution of this Agreement, a location for the Store has not been obtained by Franchisee and approved by Franchisor, Franchisee shall lease, sublease or acquire a site for the Store, subject to Franchisor's approval and in accordance with the provisions of Sections 7.1 below. Franchisee acknowledges that (i) approval of Franchisee's proposed location under this Section 1.1 or pursuant to Section 7.1 below does not constitute any assurance, representation or warranty of Franchisor of any kind, including with respect to the financial viability of the Store or of the Franchised Business and (ii) except as provided in Sections 1.4 and 1.5 below with respect to certain restrictions that apply within the Territory (as defined in Section 1.2.2 below), the franchise and rights granted Franchisee herein are non-exclusive.

         1.2 Limitations on Franchisee Sales. Franchisee's rights under this Agreement shall be limited to offering and selling the Products, which Franchisee shall purchase, stock and provide to customers as required by Franchisor in accordance with Sections 9.9 through 9.12 below, from the Approved Location to final consumers via:

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              1.2.1  personal  carry  out from the  Store  by  retail  customers
         ("Carry Out Orders");

              1.2.2 delivery service to locations within a designated geographic area in which the Approved Location is located as described in Appendix A (the "Territory") by Franchisee and/or the use of a local third-party provider of delivery services ("Delivery"), and delivery and floral embossing and arrangement services provided at or to customers' homes, offices, and other locations for special events and functions (such as weddings, funerals, and parties) (collectively, "Special Occasions") that are held at sites within the Territory. In performing all Delivery and Special Occasions activities, Franchisee shall comply with the terms, conditions, and standards (a) stated in this Agreement, including, but not limited to, the insurance and indemnification obligations in Sections 15, and 22.3); and (b) as Franchisor may, from time to time, set forth in the Manual (as defined in Section 3.4 below), including, without limitation, guidelines and requirements relating to any vehicles to be used for the Delivery and Special Occasions activities; and

              1.2.3 sales and/or fulfillment and/or delivery services pursuant to (i) National Accounts, as described in Section 5 below, referred by Franchisor to Franchisee as set forth in such Section 5, (ii) Alternative Sales made by Franchisor (or Franchisor's designee, affiliate or contract partner), as described in Section 6 below, referred by Franchisor to Franchisee as set forth in such Section 6, or
         (iii) other orders directed by Franchisor (or Franchisor's designee, including other franchisees of Franchisor) to Franchisee, as provided in Section 6 below.

         1.3 No Other Distribution Channels. Except as set forth in Section 1.2, Franchisee shall not, without the prior written approval of Franchisor, engage in any other type of sale of, offer to sell, or distribution of Products, including, but not limited to (i) selling, distributing or otherwise providing, any Products to third parties at wholesale, or for resale or distribution by any third party, or (ii) selling, distributing or, except as permitted under Section 14.9, otherwise providing any Products through catalogs, mail order, toll free numbers for delivery, or electronic means (such as but not limited to the Internet). Without the prior written approval of Franchisor and, except as otherwise specifically set forth herein, Franchisee shall also not conduct or participate in any advertising and promotional activities that are directed to, or which target, potential customers located outside of the Territory.

         1.4 Restrictions on Franchisor. During the term of this Agreement, provided that Franchisee is in compliance with this Agreement, and except as otherwise set forth herein, Franchisor shall not establish, or franchise, license or permit another to establish, a Store within the Territory; provided, however, Franchisor and its affiliates retain the rights described in Section 1.5.

         1.5 Retained Franchisor Rights. Franchisor retains the right, among others, in any manner and on any terms and conditions that Franchisor deems

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desirable or advisable,  and without granting  Franchisee any rights therein, to engage in the following activities and exercise the following rights:

              1.5.1 Franchisor may own, acquire, establish and/or operate, and license others to establish and operate, stores (including Stores) selling the Products at any locations outside the Territory.

              1.5.2 Franchisor may own, acquire, establish and/or operate, and license others to establish and operate, businesses under proprietary marks other than the Proprietary Marks and systems other than the System, whether such businesses are similar or different from Stores operating under the System, at any location within or outside the Territory; provided, that Franchisor shall not own, acquire and/or operate, or license others to establish or operate any business that more than 20% of its product mix or offerings consist of products or offerings substantially similar to the products and services offered by Stores under the System unless such business shall have first been subject to the Franchisee Purchase Right, as described in Section 1.5.2.2.

                     1.5.2.1 Franchisor's rights under this Section 1.5.2 shall include the right to acquire one or more retail floral and/or gift businesses that are the same or similar in material respects to, the Stores then operating under the System ("Acquired Stores").

                     1.5.2.2 Franchisee shall have the right to purchase, and Franchisor shall be obligated to offer Franchisee the option to purchase for a period of sixty (60) days after Franchisor's acquisition of the Acquired System, any Acquired Store that is operated by a licensee, franchise or similar party under the Acquired Stores and within the Territory (the "Franchisee Purchase Right"). The purchase price for any Acquired Store acquired by Franchisee's exercise of the Franchisee Purchase Right shall be an amount equal to Franchisor's purchase price for the Acquired Store (as determined in good faith by Franchisor and including a pro rata position of Franchisor's acquisition costs for the Acquired Store, and shall be paid by the Franchisee at the closing thereof (which shall not be later than 60 days after Franchisee exercises the Franchise Purchase Right) in cash or upon other terms acceptable to Franchisor. If Franchisee does not exercise the Franchisee Purchase Right in a timely manner, Franchisor may license, franchise or enter into a similar relationship for each unit of the Acquired Stores not purchased with a third party under any trade name or trademarks other than the Proprietary Marks, may dispose of the Acquired Stores in the Territory not so purchased to a third party, or may own, operate or enter into an operations plan itself or through a related party, so long as the Acquired Stores are not operated under the Proprietary Marks.

         1.6 No Exclusive Rights. This Agreement does not grant Franchisee the exclusive right to sell or deliver Products in the Territory, and (without in any way otherwise limiting Franchisor's rights under Section 1.5 above) other

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Stores, including those operated by Franchisor (and/or its affiliates) and other franchisees and licensees of Franchisor in connection with Delivery, Special Occasions, National Accounts, and Alternative Sales activities.

         1.7 Advertising Within Territory. Nothing in this Agreement shall limit or prohibit Franchisee under the System from (as approved by Franchisor pursuant to the Manual or otherwise in writing) creating, placing, and/or distributing, advertising and promotional materials in media distributed in, or directed to prospective customers located within, the Territory.

2.       TERM AND RENEWAL
         ----------------

         2.1 Initial Term. The term of this Agreement shall commence on the date first set forth above (the "Commencement Date") and, unless sooner terminated in accordance with the provisions hereof, shall expire ten (10) years from such Commencement Date (the "Initial Term").

         2.2 Renewal Terms. Following the expiration of the Initial Term, Franchisee may, at its option, renew its rights and obligations to operate the Store for up to two (2) additional terms of five (5) years each, if the following conditions are met prior to each renewal:

              2.2.1 Franchisee shall give Franchisor written notice of Franchisee's election to renew not less than six (6) months nor more than twelve (12) months prior to the end of the Initial Term and the period of each renewal, if applicable. Unless otherwise noted, the periods "term" shall mean the Initial Term as set forth in Section 2.1 and any applicable renewal terms under this Section 2.2.

              2.2.2 Franchisee shall not be in default of any provision of this Agreement, any amendment or restatement hereof (or replacement thereof as provided in Section 2.2.6), or any other agreement between Franchisee and Franchisor or its affiliates, approved suppliers of the System, or the lessor of the premises of the Store, if applicable; and, in the reasonable judgment of Franchisor, Franchisee shall have complied substantially with all the terms and conditions of this Agreement, other agreements between Franchisor and Franchisee, as well as the operating standards prescribed by Franchisor and as set forth in the Manual, as defined below, during the term hereof.

              2.2.3 Franchisee shall have satisfied all monetary obligations owed by Franchisee to Franchisor and its affiliates, the approved suppliers of the System, and any lessor of the premises of the Store, and shall have timely met those obligations throughout the term of this Agreement.

              2.2.4 Franchisee shall present evidence to Franchisor that Franchisee has the right to remain in possession of the premises of the Store for the duration of the renewal term, or shall obtain approval by Franchisor of a new location for the Store for the duration of the renewal term.

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              2.2.5   Franchisee   shall  make  or  provide  for,  in  a  manner
         satisfactory  to  Franchisor,   such  remodeling,   refurbishment   and
         modernization of the Store as Franchisor may reasonably require, including, without limitation, renovation of the exterior facade (if any), signs, interior furnishings, equipment, fixtures and decor, to reflect the then-current standards and image of the System, as well as such upgrades as Franchisor may require to bring the computer hardware and software, the equipment related to the use of the Technology, and any related peripheral equipment, into conformity with Franchisor's then-current standards for new franchisees.

              2.2.6 Franchisee shall execute Franchisor's then-current form of franchise agreement, which agreement shall supersede this Agreement in all respects (except for the number of remaining renewal terms which shall be governed by this Agreement), and the terms of which may differ from the terms of this Agreement, including, without limitation, as to a higher or lower percentage royalty fee or as to an increase or decrease in the advertising contributions and expenditures; provided, however, that Franchisee shall not be required to pay an initial franchise fee or a renewal fee.

              2.2.7  Franchisee  and  Franchisor  shall execute a mutual general release, in a form prescribed by Franchisor, by which Franchisor and Franchisee release any and all claims each has against the other, and their respective affiliates, officers, directors, agents, and employees, up to and through the date of the renewal; provided that Franchisor's release may exclude monetary obligations, indemnification obligations, and such other obligations that, by their terms or intent, are designed to survive the termination or expiration of this Agreement.

              2.2.8 Franchisee and its personnel shall comply with Franchisor's then-current qualification, training and certification requirements, for which Franchisee may be required to pay training or other fees or costs.

3.       FRANCHISOR'S DUTIES
         -------------------

         3.1 Designs and Specifications. Franchisor shall provide, at no charge to Franchisee, standard plans and specifications for the design and configuration of a prototype Store, including exterior and interior design and layout, fixtures, furnishings, equipment, and signs. Such prototype plans shall not contain the requirements of any federal, state or local law, code or regulation, including those concerning the Americans with Disabilities Act ("ADA") or similar rules governing public accommodations or commercial facilities for persons with disabilities, nor shall such plans contain the requirements of, or be used for, construction drawings or other documentation necessary to obtain permits or authorizations to build a specific Store. Franchisee shall, at Franchisee's expense, adopt and modify the prototype plans and specifications to the Store's location, as provided in Section 5.2 hereof subject to Franchisor's approval; except that Franchisor will not unreasonably withhold approval of special plans and specifications, prepared at Franchisee's expense, when the Approved Location will not accommodate Franchisor's standard plans and specifications, as long as Franchisee's plans and specifications conform to Franchisor's general design criteria.

         3.2 Training. Subject in all cases to the provisions of Section 8 hereof, Franchisor shall provide Franchisee with the following training, programs and classes:

              3.2.1 Prior to the opening of a Store, Franchisor shall provide (subject to Franchisee's compliance with the payment requirements of Section 3.2.5 below) its initial training program for Franchisee (or, if Franchisee is other than an individual, the Designated Individual, as defined in Section 9.2 below) and, as may be required pursuant to
         Section 8 below, the Store Manager and/or General Manager (as those terms are defined in Sections 9.3 and 9.4 below). Franchisor shall not be obligated to train more than three (3) individuals pursuant to this
         Section 3.2.1 or conduct more than one training program for the individuals described in this Section 3.2.1.1 but may, in its sole discretion, request that Franchisee train additional persons or attend additional training sessions.

              3.2.2 If Franchisee's trained Designated Individual, Store Manager and/or General Manager cease to be employed by Franchisee, Franchisor shall provide (subject to Franchisee's compliance with the payment requirements of Section 3.2.5 below) some or all, as Franchisor deems appropriate, of its initial training program to the replacement personnel, as described in Section 8.3 below. Under no circumstances shall Franchisor be obligated to train more than three (3) representatives of Franchisee during any individual replacement training program under this Section 3.2.2 or conduct more than one training program for the individuals described in this Section 3.2.2.

              3.2.3 Franchisor or its designee shall recommend (subject to Franchisee's compliance with the payment requirements of Section 3.2.5 below) a floral design training or certification program for the Certified Floral Designer, as defined in Section 8.

              3.2.4 Franchisor shall provide such ongoing training as it may, from time to time, deem appropriate, and may from time to time, provide Franchisee with materials for use in the training of Franchisee's sales associates. Franchisor shall be responsible for the cost of instruction and materials for such training, subject to the terms set forth in Sections 3.2.5 below.

              3.2.5 Franchisee shall (i) pay to Franchisor the sum of Two Thousand Five Hundred Dollars ($2,500) for the training described in
         Section 3.2.1 upon the execution of this Agreement, (ii) pay Franchisor the sum of Two Thousand Five Hundred Dollars ($2,500) for each training session described in Section 3.2.2 within twenty (20) days of Franchisor's demand therefor, and (iii) pay to Franchisor, or to a party designated by Franchisor, the sum of One Thousand Five Hundred Dollars ($1,500) for each training or certification session described in Section 3.2.3 within twenty (20) days of Franchisor's or its designee's demand therefor. The training, certification and class fees described in this Section 3.2.5 may be increased or decreased from time to time by Franchisor upon written notice to Franchisee, including as set forth in the Manual. In addition to the fees set forth in this
         Section 3.2.5, Franchisee shall be responsible for, and shall pay, all costs and expenses of the parties attending the training and certification programs on behalf of Franchisee, including all costs of transportation, lodging, meals and wages for such individuals (and, in the case of the Certification program described in Section 3.2.3, the costs of the trainee's floral supplies). All training sessions and classes described in this Section 3.2 shall be held in such location or locations as Franchisor (or in the case of the programs described in Section 3.2.3, Franchisor's designee) shall designate from time to time in writing, including as set forth in the Manual.

         3.3 Market Introduction Program. Franchisor shall provide, at no charge to Franchisee, information regarding Franchisor's Market Introduction Program (as defined in Section 7.5 below) and such on-site pre-opening and opening supervision and assistance and services as Franchisor deems advisable.

         3.4 Manual. Franchisor shall provide Franchisee, at no charge to Franchisee, on loan, one copy of the confidential operations manuals and other manuals, instructional materials, and written policies and correspondence relating to the System (collectively, the "Manual"), as more fully described in, and subject to the provisions of, Section 12 hereof.

         3.5 Supplier List. Franchisor shall provide Franchisee, at no charge to Franchisee, a list of the designated and/or approved suppliers of the Core
Products and the Accessory Products, which Franchisor may modify, update or amend from time to time.

         3.6 Advertising Approval. Franchisor shall review, and shall have the right to approve or disapprove pursuant to Section 14 below, all advertising and promotional materials which Franchisee proposes to use.

         3.7 Franchisor Inspection. Franchisor shall, at no charge to Franchisee, inspect and approve the Store for opening prior to the opening of the Store if it is the first Store to be opened by Franchisee, or any other Speaking Roses franchisee that controls, is controlled by, or is under common control with Franchisee (a "Franchisee Affiliate"). If the Store is a subsequent Store of Franchisee or a Franchisee Affiliate, Franchisor may conduct such an inspection. Franchisee shall not commence operation of the Store until receiving such approval from Franchisor. Franchisor shall seek to maintain the high standards of quality, appearance, service, and cleanliness of the System, and to that end may conduct, as it deems advisable, periodic inspections of the Store and may provide evaluations of the Products sold and services rendered by the Franchised Business.

         3.8 Advisory Assistance. Franchisor will provide, at no charge to Franchisee, periodic and continuing advisory assistance to Franchisee as to the operation and promotion of the Franchised Business, including required and suggested inventories for the Products, new developments in Products and marketing and management techniques.

         3.9 Designee Performance. Franchisee acknowledges that any duty or obligation imposed on Franchisor by this Agreement may be performed by any distributor, designee, employee, or agent of Franchisor, as Franchisor may direct.

4.       FEES
         ----

         4.1 Initial Franchise Fee. The initial franchise fee due under this Agreement is set forth on Appendix A hereto ("Initial Franchise Fee"). The Initial Franchise Fee is due and payable in full upon execution of this Agreement.

         4.2 Initial Franchise Fee Refund. The Initial Franchise Fee is fully earned when paid and is non-refundable in consideration of the administrative and other expenses incurred by Franchisor in granting this franchise and for Franchisor's lost or deferred opportunity to franchise to others in and for the Territory and otherwise. Franchisor shall refund to Franchisee, within ten (10) days of the satisfaction of one of the two conditions specified in Sections
4.2.1 and 4.2.2, an amount equal to fifty percent (50%) of the Initial Franchise Fee actually paid by Franchisee less (a) expenses incurred by Franchisor in providing training or site selection services to Franchisee, and (b) any fees or commissions Franchisor paid to brokers or sales agents on account of the sale by Franchisor to Franchisee of the franchise rights granted pursuant to this Agreement (other than to the Area Developer, as defined in Section 27), if one of the following two circumstances is met:

              4.2.1 Franchisor terminates this Agreement because Franchisee, and/or any other person associated with Franchisee and who is required to complete a training or certification program under Section 8, despite diligent efforts, is unable to complete such training or certification programs to Franchisor's satisfaction.

              4.2.2 Franchisee terminates this Agreement because, despite Franchisee's diligent efforts: (a) it has not been able to obtain
         Franchisor's approval for an Approved Location within one hundred twenty (120) days after the Commencement Date, or (b) Franchisee is not able to obtain the consents and approvals necessary for the opening of the store within one hundred eighty (180) days of the Commencement Date.

         -----------------------------------------------------------------
         Initials of Franchisee Regarding Refund Terms:
         _________     _____________ (Title)
         -----------------------------------------------------------------

         4.3 Royalty Fee. For each month during the term of this Agreement (including, without limitation, any renewal term hereof), Franchisee shall pay to Franchisor a five percent (5%) continuing royalty fee based on the Gross Sales (as such term is defined in Section 4.6 below) of and for the Franchised Business (the "Royalty Rate"):

              4.3.1 If Franchisee (a) has a minimum of five (5) Stores open and in operation (excluding the Store operated pursuant to this Agreement), and (b) in Franchisor's sole determination satisfies Franchisor's standards relating to support services and staffing for multiple-unit operators as described in Section 4.3.3, the Royalty Rate for this Store shall be reduced to four percent (4%) and, subject to Sections

         2.2.6 or 4.3.2, shall remain at such reduced percentage for the remainder of the term of this Agreement.

              4.3.2 If at any time,  (a) the total  number of Stores open and in operation by Franchisee (including pursuant to this Agreement) drops to five (5) or fewer, and/or (b) in Franchisor's sole determination, Franchisee ceases to comply with its obligations to maintain service and support staff that satisfies Franchisor's standards for multiple-unit operators as set forth in the Manual or other writings from Franchisor, then the Royalty Rate for the Store operated by Franchisee pursuant to this Agreement shall increase to five percent (5%) effective as of the month immediately following the time Franchisee ceased to maintain the conditions set forth in Section 4.3.1 for the rate reduction, and the Royalty Rate for each Store shall remain at that rate for the remainder of the term of each Franchise Agreement for each Store of Franchisee; except that if Franchisee regains compliance with the conditions for the rate reduction, the Royalty Rate shall again be determined in accordance with Section 4.3.1 above.

         4.4 Monthly Advertising Obligations. For each month during the term of this Agreement, Franchisee shall submit, expend, and contribute its Advertising Obligations (as defined in Section 14.2) in such amounts and proportions as Franchisor may require and approve pursuant to Section 14.

         4.5 Payment Procedure. Unless otherwise provided herein, all payments to be made to Franchisor under this Section 4 shall be paid by the fifteenth
(15th) day after each month by pre-authorized and automatic electronic funds transfer, or such other means as Franchisor may specify from time to time, to a bank account designated by Franchisor. Franchisee shall execute (i) Franchisor's current form of "Authorization Agreement for Prearranged Payments (Direct Debits)," a copy of which is attached to this Agreement as Appendix D, and (ii) such other agreements as shall be necessary to authorize Franchisor's processing of Franchisee's credit or debit card transactions, and, except as authorized by Franchisor in writing, shall not amend, modify, revoke or terminate such authorizations during the term of this Franchise Agreement. Concurrently with such payments, Franchisee shall deliver to Franchisor any reports or statements required under Sections 13.2 and 14 hereof.

              4.5.1 Any payment or report not actually received by Franchisor on the date specified for delivery shall be deemed overdue and, if there are insufficient funds in Franchisee's account to cover Franchisee's obligations under this Agreement, any amounts unpaid by Franchisee on such date shall be deemed overdue. If any payment is overdue, Franchisee shall pay Franchisor, in addition to the overdue amount, interest on such overdue amount (and unpaid interest thereon) from the date it was due until paid, at the rate which is the lower of (i) one percent (1%) per month, or (ii) the maximum rate permitted by law. Franchisor shall be entitled to such interest in addition to any other remedies Franchisor may have hereunder.

              4.5.2 Franchisee shall maintain (i) in the account from which Franchisee's electronic transfer of funds are made pursuant to this
         Section 4.5, a balance that is sufficient to meet Franchisee's estimated payment obligations for royalties and Advertising Obligations for the next month, and (ii) in a segregated account or accounts owned by Franchisee, an amount sufficient in Franchisor's reasonable determination (and which shall not exceed two (2) months' anticipated operating expenses for the Store) to provide for an operating reserve for the Store (the "Operating Reserves").

              4.5.3 Franchisor shall be entitled to demand payment from the Operating Reserves of any amounts due but not paid Franchisor or its designated suppliers or affiliates. Any such payment demands shall be satisfied by Franchisee within three (3) business days of Franchisee's receipt of demand therefore. If Franchisee is obligated to use any portion of the Operating Reserve for the payment of such unpaid amounts, Franchise shall, within ten (10) business days of such use, deposit into the Operating Reserve account an amount equal to such expended Operating Reserves. Upon Franchisee's written request to Franchisor not earlier than the first annual anniversary of the Commencement Date, Franchisor may, in its sole discretion, authorize Franchisee to decrease or terminate Franchisee's Operating Reserves obligation hereunder.

              4.5.4 Franchisor may modify, upgrade or otherwise update the payment procedures described in this Section 4.5 (pursuant to changes in the POS, as described in Section 9.17, or otherwise) to (i) utilize or employ changes in technology, banking procedures or transaction processing, (ii) provide for "real-time" (or other than monthly) reconciliations of the amounts payable to Franchisor (and its affiliates) by Franchisee or payable to Franchisee by Franchisor hereunder, or (iii) improve the accuracy, reliability or efficiency of the System and its financial reporting functions. Franchisor shall provide Franchisee with notice of, and reasonable time to comply with, any such modification, upgrade or update.

         4.6 Gross Sales. As used in this Agreement, the term "Gross Sales" shall mean, subject to the exclusions described in the next sentence, all revenue arising or resulting from the sale or provision by Franchisee of all services and products (including the Products) and all other revenue of every kind and nature related to, or derived, or originating from the Franchised Business (including, without limitation, revenue from Franchisee's Delivery, Special Occasions activities, and for any National Account and Alternative Sales activities, but excluding interest on any amounts held in Franchisee's operating or other accounts relating to the Franchised Business), whether for cash or credit, reduced only by (a) any sales, use or other taxes or other governmental assessments collected from customers by Franchisee in accordance with Franchisor's written policies and procedures and actually transmitted to the appropriate taxing authorities, and (b) rebates, credits or discounts actually provided customers.

5.       REVENUE ALLOCATION FOR CARRY OUT ORDERS, DELIVERY, SPECIAL OCCASIONS
         --------------------------------------------------------------------
         AND REFERRAL ORDERS
         -------------------

         5.1 Carry Out Orders, Delivery Orders and Special Occasion Orders. For each Carry Out Order, Delivery order or Special Occasion Order received, processed and completed by Franchisee, Franchisee shall be credited with 100% of the gross sales proceeds from such orders. Franchisee shall be obligated to fulfill all such Carry Out, Delivery and Special Occasions orders in accordance with such procedures as are described in the Manual or such other writings as Franchisor shall issue from time to time and shall be obligated, in addition to fulfilling such orders, to process payment therefor. If Franchisee shall receive any Carry Out Order, Delivery order or Special Occasion Order (or related series of such orders) that has a gross sales volume that is in excess of one hundred percent (100%) of Franchisee's current average weekly gross sales volume, Franchisee shall promptly notify Franchisor of the existence, terms, delivery date and other relevant conditions of such order and shall provide Franchisor with a plan, reasonably acceptable to Franchisor, to fulfill that order in compliance with and adherence to Franchisor's quality, customer service and other standards for the System. If Franchisee is unable to provide Franchisor with assurances reasonably acceptable to Franchisee, as provided in the preceding sentence, Franchisor shall have the right to refer all or a portion of such order to another System franchisee for processing or process itself, notwithstanding the fact that the purchaser and recipient of such order may both be situated within the Territory (and, in such case, the referred portion of the order shall be treated in accordance with the provisions of Section 5.2 and 5.3). If, in Franchisor's sole determination, the order is not capable of being referred to another franchisee (including by reason of the lack of additional franchisees in the area of Franchisee's Territory), Franchisor shall be entitled to fulfill all or a portion of the order, and such fulfilled portion shall be treated as an order under Section 6.2.1 below.

         5.2 Referral Obligation. If Franchisee receives an order from a customer for Delivery or Special Occasions activities to a location that is outside of the Delivery Area, Franchisee shall process such order for payment but shall immediately transmit such customer order to Franchisor or to the Speaking Roses franchisee that is authorized, under a franchise agreement with Franchisor, to fulfill orders at such location. Franchisee shall comply with such terms, conditions, standards and guidelines as Franchisor may periodically set forth in the Manual or otherwise in writing regarding the intake and transmission of all such customer orders.

         5.3 Referral Fee. For each customer order that Franchisee transmits to Franchisor and for which a transaction is completed by Franchisor under Section 5.2, Franchisor shall pay to Franchisee a referral fee in an amount equal to twenty (20%) percent of the Gross Sales Price collected for such completed customer order. Any monies to be paid under this Section 5.3 shall accrue and be paid (subject to the provisions of 4.5) on a monthly basis not later than the 15th day for orders for which payment was received during the prior month.

6.       REVENUE ALLOCATION FOR NATIONAL ACCOUNTS AND ALTERNATIVE SALES
         --------------------------------------------------------------

         6.1 National Account. A "National Account" is defined as any customer or potential customer that has multiple business or delivery locations, some or all of which are located outside of the Territory of a Speaking Roses franchisee.

              6.1.1 Franchisee Prohibitions. Franchisee is not permitted to negotiate with respect to, or enter into, agreements for the servicing of National Accounts without Franchisor's prior written permission, which Franchisor may approve or deny in its sole discretion.

              6.1.2 National Account Terms. Franchisor may elect to negotiate and enter into agreements for National Accounts, pursuant to which Franchisor and the National Account will agree upon the terms, conditions, and prices at which Franchisor or its designees (including Franchisor's franchisees) will provide for the sale, fulfillment and delivery of Products to the locations of the National Account. If Franchisor enters into any such National Account agreements and receives orders for the delivery of Products within Franchisee's Territory, Franchisor shall direct such National Account orders to Franchisee, and Franchisee agrees to serve as Franchisor's subcontractor for the purpose of fulfilling the order and delivering the Products as specified by Franchisor to the locations of the National Account specified by Franchisor within Franchisee's Territory. Franchisee acknowledges that, in connection with such National Account contracts, Franchisee will not be offering or selling Products, but will only be fulfilling a portion of Franchisor's contractual obligations to the National Account. Accordingly, Franchisee shall be compensated only by Franchisor in such circumstances, and Franchisor shall pay Franchisee a "fulfillment fee" for each such processed and delivered Product order made by Franchisee to the locations of the National Account specified by Franchisor within the Territory. The gross sales revenues of such fulfillment fee shall be determined solely by Franchisor, but shall be not less than eighty percent (80%) of the amount received by Franchisor for such Products.

         6.2 Alternative Sales. Franchisor shall have the right, but not the obligation, (i) to maintain Websites, as defined in Section 14.9, (ii) to operate or maintain telephone call centers that utilize toll-free call-in numbers (the "Toll-free Numbers") and (iii) to operate or maintain one or more print-media catalogues pursuant to which it may solicit orders for, sell and distribute, directly or indirectly (including by licensing others to sell and/or distribute), the Products under the Proprietary Marks at or from any location, whether within or outside the Territory, for delivery to any customer, regardless of their location ("Catalogue Sales"). The methods of sales and distribution described in this Section 6.2 shall be collectively referred to as "Alternative Sales". Franchisor shall process all payments with respect to Alternate Sales.

              6.2.1 Right to Conduct. Franchisor shall have the right to implement, direct, manage, and carry out any and all Alternative Sales activities either directly, or through licensing or other arrangements subject to the terms of this Section 6. Franchisor may license or otherwise authorize or designate a third party to conduct, or provide support services for, any or all aspects of the Alternative Sales other than as is set forth in this Section 6 including through arrangements whereby third parties utilize links to the Websites to generate orders for Products and pursuant to which such parties may process payment for such Products ("Linked Orders") in consideration for a fee or portion of the gross sales revenues generated from such Linked Orders (such consideration being the "Linked Account Fee"). All Alternative Sales shall be conducted in accordance with such terms and conditions, policies and standards as Franchisor may specify or approve from time to time, which may include, without limitation, designating specific Products to be sold through an Alternative Sales method. Franchisor may, at any time, modify or discontinue any or all Alternative Sales activities.

              6.2.2 Alternative Sales Conditions. In connection with Alternative Sales, Franchisee acknowledges as follows:

                     6.2.2.1 The  fulfillment of  Alternative  Sales may require the delivery of Products to customers located within the Territory, and Franchisor shall have the right, regardless of the customer's proximity to the Approved Location, to require Franchisee to fulfill any or all Alternative Sales orders for delivery within the Territory. Franchisor shall (i) direct to Franchisee all Alternative Sales orders for delivery within the Territory generated through Alternative Sale activities (other than Linked Orders, which Franchisor may direct to Franchisee for delivery within the Territory), and (ii) pay to Franchisee the consideration set forth in Section 6.2.4 as compensation for Franchisee's services with respect to such Alternative Sales Orders under this Section 6.2.2.

                     6.2.2.2 Franchisee shall fulfill Alternative Sales orders directed to it by Franchisor in the manner specified by Franchisor and shall, from time to time, execute such agreements or other documents as Franchisor deems necessary to implement this clause and the Alternative Sales program, and Franchisee shall comply with such policies and terms of participation concerning the Alternative Sales as Franchisor may prepare (including, without limitation, quality and performance standards and specifications, guaranty requirements, and policies regarding customer privacy and end-user information).

                     6.2.2.3 For any Website-originated, Toll-free Number-originated or Catalogue Sales-originated Alternative Sales that Franchisor or its designee negotiates but subsequently directs to Franchisee for completion of the transaction, Franchisee shall, on behalf of Franchisor or its designee, fulfill and/or transact the Alternative Sales order and shall charge not more than the price(s) Franchisor or Franchisor's designee designates, which price(s) may be different than the prices at which Franchisee offers to and does sell such Products to non-Alternative Sale retail customers.

                     6.2.2.4 Franchisee shall not have the right to conduct, and shall be in default under this Agreement it if does so conduct, without Franchisor's written approval, Alternate Sales orders outside of the Territory or processes payment for any Alternate Sales, whether inside or outside of the Territory.

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

              6.2.3 Website Access. Without in any way limiting Sections 6.2.2 above, Franchisor shall have the right to use any Website designated by Franchisor for the purpose of engaging in Alternate Sales, or to license a third party vendor to sell Products by means of websites other than the Websites (including by way of internal "links" or "jumpsites" from such websites to the Websites) or to provide support services for Franchisor's Alternate Sales activities.

              6.2.4 Alternate Sales Consideration. In consideration of the services provided by Franchisee with respect to Alternative Sales under this Section 6.2, Franchisor shall pay to Franchisee (i) 80% of the collected gross sales revenues from any orders generated through Toll-free Numbers or Catalogue Orders and which are fulfilled by Franchisee, and (ii) 93% of the collected gross sales revenues from any Website orders where the ordering customer and recipient are within Franchisee's Territory and 80% of the collected gross sales revenues from any Website orders where the recipient is within the Territory but the ordering customer is from outside the Territory, and (iii) with respect to Linked Orders, 73% of the gross sales revenues from those orders that are fulfilled and delivered by Franchisee within the Territory and 10% of the gross sales revenue from such orders that are fulfilled by Franchisor or a party other than Franchisee and which are delivered by that fulfilling party within the Territory.

7.       CONSTRUCTION AND OPENING OF STORE
         ---------------------------------

         7.1 Store Site and Lease Approval.

              7.1.1 Within one hundred twenty (120) days after execution of this Agreement (the "Selection Period"), Franchisee shall acquire or lease, at Franchisee's expense, a location for the Store at a site approved by Franchisor within the Territory. Franchisor shall not establish, or license another to establish, a Store within the Territory until Franchisor approves of a location for the Store, or until the expiration of the Selection Period, whichever event first occurs.

              7.1.2  Within  sixty  (60)  days  after  the   execution  of  this
         Agreement, Franchisee shall submit to Franchisor, in a form specified by Franchisor, an option contract, letter of intent, or other written evidence satisfactory to Franchisor which describes Franchisee's favorable prospects for obtaining such site, photographs of the site, demographic statistics, and such other information or materials as Franchisor may reasonably require. Franchisee acknowledges that time is of the essence. Franchisor shall have thirty (30) days after receipt of such information from Franchisee to approve or disapprove, in its sole discretion, the proposed site for the Store. If Franchisor does not approve a proposed site by written notice to Franchisee within such thirty (30) days, such site shall be deemed approved by Franchisor.

              7.1.3 Franchisor shall furnish to Franchisee the following:

                     7.1.3.1 Site selection guidelines,  including  Franchisor's minimum standards for a location for the Store, and such site selection counseling and assistance as Franchisor may deem advisable.

                     7.1.3.2 Such on-site evaluation as Franchisor may deem advisable in response to Franchisee's requests for site approval; provided, however, that Franchisor shall not provide on-site evaluation for any proposed site prior to the receipt of the information for such site specified in Section 7.1.2. If on-site evaluation is deemed necessary and appropriate by Franchisor, Franchisor shall conduct an on-site evaluation. Franchisee shall reimburse Franchisor for Franchisor's reasonable expenses, including, without limitation, the costs of travel, lodging, and meals for such on-site inspection.

              7.1.4 After the location for the Store is approved by Franchisor and leased or acquired by Franchisee pursuant to Section 5 hereof, the location shall constitute the approved location described in Section
         1.1 of this Agreement ("Approved Location"). Franchisee hereby acknowledges that approval by Franchisor of a site does not constitute an assurance, representation, or warranty of any kind, express or implied, as to the suitability of the site for the Store or for any other purpose. Approval by Franchisor of the site indicates only that Franchisor believes the site complies with acceptable minimum criteria established by Franchisor solely for its purposes as of the time of the evaluation. Franchisee further acknowledges that application of criteria that have been effective with respect to other sites and premises may not be predictive of potential for all sites and that, subsequent to approval by Franchisor of a site, demographic and/or economic factors, such as competition from other similar businesses, included in or excluded from criteria used by Franchisor could change, thereby altering the potential of a site. Such factors are unpredictable and are beyond the control of Franchisor. Franchisor shall not be responsible for the failure of a site approved by
         Franchisor to meet Franchisee's expectations as to revenue or operational criteria. Franchisee further acknowledges that its acceptance of a franchise for the operation of the Store at the site is based on its own independent investigation of the suitability of the site.

              7.1.5 If Franchisee will occupy the premises from which the Store is operated under a lease or sublease, Franchisee shall, prior to the execution of the lease or sublease, submit the lease or sublease to Franchisor for its review and approval, which approval shall not be unreasonably withheld so long as the lease or sublease (or rider thereto) complies with Franchisor's lease requirements for the premises, including, without limitation, (i) a provision restricting use of the premises solely to the operation of the Franchised Business,
         (ii) the lessor's consent to Franchisee's use of such Proprietary Marks and signage as Franchisor may prescribe for the Store, (iii) if Franchisee fails to timely pay amounts due to Franchisor or to lessor under the lease or sub-lease, Franchisor has the right to charge and collect from Franchisee all resulting costs and expenses incurred by, and penalties imposed on, Franchisor, (iv) prohibitions on Franchisee's right to sublease or assign its occupancy rights, or extending the term of or renewing the lease without Franchisor's prior written approval,
         (v) a right in favor of Franchisor to enter the premises to make modifications necessary to protect the Proprietary Marks or the System, or to cure a default under this Agreement, and to receive on assignment of the leasehold interest (with rights to sublease) upon termination of such lease or this Agreement without assessment or acceleration of rent or fees, (vi) a provision requiring lessor to provide Franchisor with a copy of all notices given to Franchisee under the lease, (vii) a provision restricting modifications of the lease in a manner that could materially affect Franchisor's rights under the lease without Franchisor's written approval, and (viii) a provision restricting lessor from leasing or subleasing any portion of lessor's premises not occupied by Franchisee to any person or entity engaged in a business similar to the Franchised Business.

         7.2 Actions Prior to Construction. Before commencing any construction of the Store, Franchisee, at its expense, shall comply to Franchisor's satisfaction with all of the following requirements:

              7.2.1 Franchisee shall, at Franchisor's request, employ a qualified, licensed architect or engineer who is reasonably acceptable to Franchisor to prepare, subject to Franchisor's approval, preliminary plans and specifications for site improvement and/or construction of the Store based upon prototype plans furnished by Franchisor.

              7.2.2 Franchisee shall comply with all federal, state and local laws, codes and regulations, including the applicable provisions of the ADA, regarding the construction, design and operation of the Store. If Franchisee receives any complaint, claim, other notice alleging a failure to comply with the ADA, Franchisee shall provide Franchisor with a copy of such notice within three (3) days after receipt thereof.

              7.2.3  Franchisee  shall be  responsible  for obtaining all zoning classifications, permits and clearances required by state or local laws, ordinances, or regulations or necessary or advisable owing to any restrictive covenants relating to the Approved Location. After having obtained such approvals and clearances, Franchisee shall submit to Franchisor, for Franchisor's approval, final plans for construction of the Store based upon the preliminary plans and specifications. Franchisor's review and approval of plans shall be limited to review of such plans to assess compliance with Franchisor's design standards for Store, including such items as trade dress, presentation of Proprietary Marks, and the providing to the potential customer of certain products and services that are central to the functioning of the Store. Such review is not intended to assess or verify compliance with federal, state or local laws or regulations, including the ADA, and compliance with such laws and regulations is the sole responsibility of Franchisee. Once approved by Franchisor, such final plans shall not thereafter be changed or modified without the prior written consent of Franchisor. Any change made without Franchisor's prior written consent shall constitute a default hereunder and Franchisor may withhold its authorization to open the Store for business until the unauthorized change is rectified (or reversed) to Franchisor's reasonable satisfaction.

              7.2.4 Franchisee shall obtain all permits and certifications required for the lawful construction of the Store and operation of the Franchised Business, and shall certify in writing to Franchisor that all such permits and certifications have been obtained.

              7.2.5 Franchisee shall employ a qualified licensed general contractor who is reasonably acceptable to Franchisor to construct the improvements to the Store and to complete all construction necessary to implement the approved final plans. Franchisee shall obtain and maintain in force during the entire period of construction the insurance required under Section 15 below.

         7.3 Construction Deadline. Franchisee shall complete all pre-opening requirements hereunder before opening the Store, and Franchisee shall open the Store, all according to the requirements contained herein and in the Manual, and/or elsewhere in writing by Franchisor, not later than six (6) months after the Commencement Date. Time is of the essence under this Agreement, and Franchisee's failure to satisfy the six (6) month deadline shall constitute a material default under this Agreement.

         7.4 Thirty Day Notice. Franchisee shall provide at least thirty (30) days prior notice to Franchisor of the date on which Franchisee proposes to first open the Store for business.

         7.5 Market Introduction Activities. In addition to and not in lieu of any advertising contribution or expenditure otherwise permitted or required hereunder, Franchisee shall conduct a market introduction advertising and promotion program, which program must be submitted in writing to Franchisor for prior approval (the "Market Introduction Program"). Franchisee shall expend not less than Five Thousand Dollars ($5,000) on the Market Introduction Program, provided that Franchisor shall not require Franchisee to expend more than Ten Thousand Dollars ($10,000). The Market Introduction Program must be conducted in accordance with Franchisor's specifications therefore, as may be set forth in the Manual or otherwise approved in writing by Franchisor, and, unless otherwise approved by Franchisor, shall commence no later than the scheduled opening of the Store and shall continue until at least three (3) months from the date on which the Store first opens for business. All materials used in the Market Introduction Program shall be subject to Franchisor's approval under Section
14.7 hereof

8.       TRAINING
         --------

         8.1 Initial Training Obligations. Franchisee shall satisfied all initial training obligations required by Franchisor, described below, no later than ten (10) business days prior to the scheduled opening date of the Store.

              8.1.1 If the Store  shall be the  first  Store to be  operated  by
         Franchisee and/or a Franchisee Affiliate, the Franchisee (or, if Franchisee is other than an individual, the Designated Individual, as defined in Section 9.2 below), and the Store Manager shall attend and successfully complete, to Franchisor's satisfaction, the initial training program at a location designated by Franchisor. If any required attendee does not satisfactorily complete such training, Franchisor may require that a replacement person attend and successfully complete, to Franchisor's satisfaction, the initial training program.

              8.1.2 If the Store is the second or subsequent Store to be operated by Franchisee and/or a Franchisee Affiliate, Franchisee's General Manager shall attend and successfully complete, to Franchisor's satisfaction, the initial training program offered by Franchisor at a location designated by Franchisor. Franchisee shall have the option of training any Store Manager (following the training of the first Store Manager by Franchisor) at a Store operated by Franchisee or its affiliates; provided that the training is conducted (a) by the Designated Individual or another person who has completed Franchisor's initial training program to the satisfaction of the Franchisor (and who is acceptable to Franchisor to provide such training), and (b) in accordance with any requirements or standards established by Franchisor in writing from time to time for such training.

              8.1.3 The Store shall retain one employee who has successfully completed, and who is certified as a "Certified Floral Designer" by a nationally recognized floral design school or certification program acceptable to Franchisor, and who shall meet such other floral design requirements and standards as Franchisor shall establish in writing from time to time for such person. The Certified Floral Designer may be Franchisee's Designated Individual, Store Manager and/or General Manager or other employee.

              8.1.4 Franchisee acknowledges this Agreement is conditioned upon (among other things) the personal abilities, aptitudes and qualifications of Franchisee (and the persons designated by Franchisee for training or certification hereunder). If Franchisor determines in its sole discretion that Franchisee and/or the designated persons is/are unable to satisfactorily complete the training programs, Franchisor shall have the right to terminate this Agreement, effective immediately upon the delivery of written notice to Franchisee by Franchisor and in the manner set forth in Section 23 below.

         8.2 Designated Individual. If Franchisee's Designated Individual, or (if required) Store Manager and/or General Manager cease active employment in the Franchised Business (or, as determined by Franchisor, fails to successfully complete a training program), Franchisee shall enroll a qualified replacement who is acceptable to Franchisor in Franchisor's training program reasonably promptly following cessation of employment of such individual, provided that Franchisee may train replacement Store Managers in accordance with Section 8.1.2 above. The replacement Designated Individual, and any required Store Manager and/or General Manager shall complete the initial training program as soon as is practicable and, in no event, later than any time periods Franchisor may specify from time to time in the Manual or otherwise in writing. Franchisor reserves the right to review any Franchisee-trained personnel and to require that such persons attend and complete, to the satisfaction of Franchisor, the initial training program offered by Franchisor at a location designated by Franchisor.

         8.3 Refresher Courses. Franchisor may require no more frequently than once during any twelve (12) month period that Franchisee or its Designated

Individual and Manager attend, at Franchisee's sole cost and expense, such refresher courses, seminars, and other training programs as Franchisor may reasonably require from time to time.

         8.4 Certified Floral Designer. If Franchisee's Certified Floral Designer ceases active employment in the Franchised Business, Franchisee shall enroll a qualified replacement in the Certified Floral Designer program established by a nationally recognized floral design or certification program acceptable to Franchisor or shall employ a person who has obtained that certification.

         8.5 Charges for Certain Training. For all training courses, seminars, and programs, Franchisor shall provide instructors and training materials, provided that Franchisor reserves the right to change or modify the content, scope and duration of any such training and, in the case of the certification and training program for the Certified Floral Designer, designate a third party as the provider of such services. Franchisee shall pay Franchisor (or its designee in the case of the Certified Floral Designer) the fees for such training programs as are established from time to time by Franchisor in the Manual or otherwise in writing, and shall bear the cost of all expenses for the Franchisee, the Designated Individual, and/or the Store Manager and/or General Manager and/or Designated Floral Designer during such training periods, including, without limitation, the uniform application of the costs of transportation, lodging, meals, wages, and worker's compensation insurance.

9.       FRANCHISEE'S DUTIES
         -------------------

         9.1 Importance of System Details. Attention to the details and requirements of the System by the franchisees, including Franchisee hereunder, is important to Franchisee, Franchisor, and other Speaking Roses franchisees to develop and maintain the high operating standards of the System, to increase the demand for the services and products (including the Products), sold by all franchisees and to protect Franchisor's reputation and goodwill and the goodwill associated with the Proprietary Marks. To ensure the uniformity of the System, Franchisee shall operate the Franchised Business in strict conformity with the terms of this Agreement and such methods, standards, and specifications as Franchisor may from time to time prescribe in the Manual or otherwise in writing. Franchisee agrees:

              9.1.1 To purchase and install, at Franchisee's expense, all fixtures, furnishings, equipment, decor, and signs specified by Franchisor, and to refrain from installing (or permitting to be installed) on or about the Store premises, without Franchisor's prior written consent, any fixtures, furnishings, equipment, decor, signs, or other items not previously approved as meeting Franchisor's standards and specifications;

              9.1.2 Not to install or permit to be installed any vending machine, game, or coin operated device, unless specifically approved in writing, in advance, by Franchisor; and

              9.1.3 To stock, display and maintain an inventory of the Products and supplies, as prescribed by Franchisor in the Manual or otherwise in writing, in quantities sufficient to meet reasonably anticipated customer demand, and to comply with Franchisor's standards, for the maintenance of such inventories.

         9.2 Responsibilities of Designated Individual. If Franchisee is other than an individual, prior to the opening of the Store, Franchisee shall designate, subject to Franchisor's reasonable approval, an individual (the "Designated Individual"), who shall be responsible for general oversight and management of the operations of the Franchised Business on behalf of Franchisee. Franchisor shall have the right to rely upon the Designated Individual as having been given, by Franchisee, the Franchisee's responsibility and decision-making authority regarding the Franchisee's business, operations and franchise rights and, by executing this Agreement, Franchisee represents as to the Designated Individual's authority with respect to such matters and that Franchisor may rely on the Designated Individual's authority. If the Designated Individual dies, becomes incapacitated, leaves the employ of Franchisee, transfers his/her interest in Franchisee, or otherwise ceases to supervise the operations of the Franchised Business, Franchisee shall promptly designate a new Designated Individual, subject to Franchisor's reasonable approval.

         9.3 Responsibilities of Store Manager. Prior to beginning training, Franchisee shall inform Franchisor, in writing, whether Franchisee (or, if Franchisee is other than an individual, the Designated Individual) will assume full-time responsibility for the supervision and operation of the Franchised Business. If not, Franchisee shall employ a full-time unit manager (the "Store Manager") whose qualifications shall be reasonably acceptable to Franchisor (including, but not limited to, the requirement that such individual possess sufficient experience for the management of a Store, as determined by Franchisor in its sole discretion) to assume full-time responsibility for the supervision and operation of the Franchised Business.

         9.4 Responsibilities of General Manager and other Support Personnel. If Franchisee and/or a Franchisee Affiliate enter, or have entered, into franchise agreements with Franchisor for the operation of more than one Store (including the Store governed by this Agreement), Franchisor may require that, on or before the opening of the Store governed hereunder:

              9.4.1 Franchisee hire and thereafter continue to employ a general manager, whose qualifications shall be reasonably acceptable to Franchisor to act as the supervisor of the operation of the Franchised Business and Franchisee's Stores ("General Manager"). The General
         Manager may serve as the Store Manager for one Franchised Business of Franchisee or a Franchisee Affiliate. The General Manager shall serve as Franchisor's primary contact person for coordinating services assistance to be provided by Franchisor under this Agreement. Any General Manager of Franchisee must attend and successfully complete, to Franchisor's satisfaction, the initial training program offered by Franchisor, as described in Section 8 above.

              9.4.2 Franchisee employ additional persons to provide the infrastructure and support services for the oversight of franchised operations consisting of two (2) or more Stores, which services include, but are not limited to, training of Store personnel, consulting and on-premises assistance to Store Managers and employees. Franchisee shall employ such support personnel in a manner that is consistent with sound business practices, and in a manner that complies with the Manual and any other policies or instructions that Franchisor may provide from time to time (which may include, without limitation, specific requirements as to the number of persons to be employed or the qualifications and experience of such persons). Franchisor may require that Franchisee's support staff attend and complete, to Franchisor's satisfaction, some or all of Franchisor's training programs.

         9.5 Responsibilities of Certified Floral Designer. Franchise shall hire and thereafter continue to employ a floral designer that has been certified by a nationally recognized floral design school or certification program acceptable to Franchisor to act as the in-Store supervisor of the Franchised Business' floral design, display and arrangement services ("Certified Floral Designer"). The Certified Floral Designer may also be the Store manager, the Designated Individual or, if the store employs a General Manager, the General Manager.

         9.6 Store Operations. Franchisee shall use the Store premises solely for the operation of the Franchised Business hereunder and shall keep the business open and in normal operation for such hours and days as Franchisor may from time to time specify in the Manual or as Franchisor may otherwise approve in writing and shall refrain from using or permitting the use of the premises of the Store for any other purpose or activity at any time without first obtaining the written consent of Franchisor.

         9.7 Staffing. Franchisee shall retain and maintain a competent, conscientious, trained staff (who shall have been adequately trained by Franchisor (as provided in Sections 9.3 through 9.5) or Franchisee) in numbers that are sufficient to service Store customers promptly and properly, including at least a trained manager (who may be the Store Manager or, as appropriate, the General Manager) (or other trained supervisory employee in accordance with the Manual) on duty at all times at which the Store is open (including during daily Store opening and closing procedures), and shall take such steps as are necessary to ensure that its employees preserve good customer relations and comply with the provisions of the Manual.

         9.8 Annual Convention. The Franchisee (or, if Franchisee is other than an individual, the Designated Individual), and the Store Manager and/or General Manager shall, at Franchisee's sole cost and expense, attend Franchisor's annual System-wide conventions and meetings of franchisees of the System.

         9.9 Inspections. Franchisee shall meet and maintain the highest standards and ratings applicable to the operation of the Franchised Business. Franchisee shall furnish to Franchisor, within five (5) days after receipt thereof, a copy of all inspection reports, warnings, citations, certificates, and/or ratings resulting from inspections conducted by any federal, state or municipal agency having jurisdiction over the Store.

         9.10 Store Order and Repair. Franchisee shall at all times maintain the Store in a high degree of cleanliness, repair, and condition, and in connection therewith shall make such additions, alterations, repairs, and replacements to the Store as may be required by Franchisor for that purpose, including, without limitation, such periodic repainting or replacement of obsolete signs, furnishings, fixtures, equipment, and decor as Franchisor may reasonably direct.

         9.11 Product List. To maintain the high standards of quality and uniformity associated with the System, Franchisee shall offer, maintain adequate reserves in inventory of, and sell, all Products that Franchisor specifies from time to time. Franchisee is prohibited from offering or selling any services or products from or through the Franchised Business that have not previously been authorized by Franchisor.

         9.12 Equipment and Product Purchases and Leases. Franchisee shall purchase all supplies, services, and products (including the Products) required for the operation of the Franchised Business from manufacturers, distributors, and suppliers, and shall purchase (or, as permitted by Franchisor in writing) lease all equipment (including the embossing and engraving equipment utilized in connection with the Technology) designated by Franchisor. Franchisor reserves the right to designate, at any time and for any reason, a single supplier for any equipment, supplies, services, or products (including any Products) and to require Franchisee to purchase exclusively from such designated supplier, (and such exclusive designated supplier may be Franchisor or an affiliate of Franchisor.) Franchisor and its affiliates may receive payments or other compensation from suppliers as a result of such suppliers' dealings with Franchisee and other franchisees, and Franchisor may use all amounts so received for any purpose Franchisor and its affiliates deem appropriate. For all Products that Franchisee purchases from Franchisor or any affiliate of Franchisor, Franchisee shall make payments for such Products by electronic funds transfer (or such other means as Franchisor may specify from time to time) to a bank account designated by Franchisor and/or Franchisor's affiliate(s) from which Franchisee shall purchase Products. Upon Franchisor's request, Franchisee shall execute and maintain as active Franchisor's current form of "Authorization Agreement for Prearranged Payments (Direct Debits)," a copy of which is attached to this Agreement as Appendix D, in favor of Franchisor and/or Franchisor's affiliate(s) from which Franchisee shall purchase Products.

         9.13 Approval of Equipment and Product Selections. If Franchisee desires to purchase any equipment, supplies, services, or products (including any Products) from manufacturers, distributors, or suppliers other than those designated by Franchisor, Franchisee shall first make a written request to Franchisor, requesting authorization to purchase such items. In connection with such request for approval, Franchisee shall submit to Franchisor such information and samples as Franchisor requests and as a condition to any such approval, Franchisor shall have the right, from time to time, to inspect any manufacturer's, distributor's, or supplier's facilities and products to assure proper production, refrigeration, handling, storage, and transportation of equipment, supplies, services, or products to be purchased from the manufacturer, distributor, or supplier by Franchisee. Permission for such inspection shall be a condition of the initial and/or continued approval by Franchisor of such manufacturer, distributor, or supplier. Franchisee shall reimburse Franchisor for its costs and expenses of reviewing and evaluating such requests.

         9.14 Pricing. Franchisor shall be permitted to establish price ceilings, or maximum allowable prices, on the Products offered and sold by Franchisee. Except as specified in Sections 5 and 6, Franchisee may determine the prices at which Franchisee sells the Products, as well as the terms and conditions of sale for such Products. Franchisor may, from time to time, suggest prices to Franchisee for the sale of Products, but Franchisee will not be required at any time to sell at or above such suggested prices.

         9.15 Proprietary Marks on Products and Other Materials. Franchisee shall ensure that all advertising and promotional materials, signs, decorations, embossings, paper goods (including wrapping and containers for products, and all forms and stationery used in connection with the Franchised Business), Products, and other items specified by Franchisor bear the Proprietary Marks in the form, color, location, and manner prescribed by Franchisor in the Manual, or otherwise in writing by Franchisor. All signs and displays used in, at, or in connection with the operation of, the Franchised Business shall comply in all respects with Franchisor's instructions and policies as set forth in the Manual or otherwise in writing, which may include a prohibition on all hand-made and hand-written signs and displays.

         9.16 Acquisition and Maintenance of Communications and Information Systems. To ensure the efficient management and operation of the Franchised Business and the transmission of data to and from Franchisor, Franchisee, at its own expense, shall install, prior to opening the Store, and shall maintain and utilize during the term of this Agreement in conformity with the Manual, this Agreement and the writing of Franchisor, such communications and information systems as Franchisor may periodically specify in the Manual or in writing for use by Stores that operate under the System and/or for use in connection with any Alternative Sales activities.

              9.16.1 As used in this Agreement, the term "communications and information systems" shall mean: (i) hardware (including without limitation one or more computers, a POS System (as defined below), and/or other computer components); (ii) proprietary or commercially available software designed for the management and operation of the Franchised Business, and for reporting and sharing information with the Franchisor; and (iii) communication systems (including without limitation digital and analog modems, satellite, cable, high-speed internet access products and other systems).

              9.16.2 The term "POS System" shall mean a system to be specified by Franchisor that includes functionality to automate some or all, in whole or in part of the following activities and procedures: (i) tracking, evaluating, transferring and accounting for individual sales transactions, (ii) human resource management issues, (iii) maintaining and generating production, supplier, employee, order, production and processing schedules, (iv) vendor orders, (v) Product and inventory ordering (including just-in-time functionality) and lists, (vi) product cost analyses, (vii) accounting, finance, payroll and account reconciliation, and (viii) other collections of data related to the operation of the Franchised Business.

              9.16.3 Franchisee shall lease and/or purchase its communications and information systems only from such vendor or vendors or supplier or suppliers as Franchisor has approved in writing, pursuant to the provisions of Section 9.12 above and shall, in addition to any other amounts payable to Franchisor hereunder pay to Franchisor such monthly communications and information systems fees as Franchisor shall establish from time to time (the "Communications Fee"). Franchisee shall pay the Communications Fee to Franchisor in accordance with such procedures and at such time as it set forth in the Manual or Franchisor's other writings. Franchisee shall not install, or permit to be installed, any devices, software or other programs not approved by Franchisor for use with the communications and information systems. Franchisee shall not hire a third party or outside vendors not approved by Franchisor to perform any services or obligations in connection with the communications and information systems, or any other of Franchisee's obligations without Franchisor's prior written approval therefor. Franchisor's consideration of any proposed outsourcing vendor(s) may be conditioned upon, among other things, such third party or outside vendor's entry into a confidentiality agreement with Franchisor and Franchisee in a form that is provided by Franchisor.

              9.16.4 Franchisor may from time to time develop or authorize others to develop software programs for use in the System, which Franchisee may be required to purchase and/or license, and use, in connection with the Franchised Business ("Proprietary Program(s)"). Franchisee agrees that it shall execute any license, sublicense, or maintenance agreement required by Franchisor or any other approved licensor or approved vendor of such Proprietary Program.

              9.16.5 If  required by  Franchisor,  Franchisee  shall  obtain and maintain a contract  with a vendor  that  Franchisor  has  approved  in writing for software maintenance, support, and upgrade services for Franchisee's communications and information systems and for the purpose of providing Franchisee with such assistance as Franchisee and Franchisee's employees may require. Franchisee acknowledges that Franchisor may be one of, or the only, approved vendor for such services, and if Franchisee obtains these services from Franchisor, then Franchisee agrees that it shall pay to Franchisor any maintenance fee and help desk fee specified by Franchisor for such services. Franchisor's rights under this Section 9.16.5 shall not be construed so as to obligate Franchisor to provide any such services or support for the hardware or software used in the communications and information systems.

              9.16.6 Franchisee shall upgrade and update its communications and information systems in the manner, and when, specified by Franchisor in the Manual or otherwise in writing.

              9.16.7 Franchisee shall have the sole and complete responsibility for the manner in which Franchisee's communications and information systems interfaces with other systems (including security systems, telephone systems and other electronic systems), including those of Franchisor and other third parties, as well as any and all consequences that may arise if Franchisee's communications and information systems are not properly operated, maintained, and upgraded. Franchisee shall utilize no system which would have the reasonably foreseeable effect of frustrating, circumventing or altering the purposes, functions or data maintained, gathered or manipulated by the communications and information systems.

              9.16.8 Franchisee shall: (i) promptly employ its communications and information systems, and maintain, all information required by Franchisor to be entered and maintained therein and thereon; (ii) provide to Franchisor such reports as Franchisor may reasonably request from the data so collected and maintained; and (iii) permit Franchisor to access Franchisee's communications and information systems at all times via modem or other means specified by Franchisor from time to time. Franchisee shall cooperate with Franchisor, and shall execute all documents required by Franchisor to permit access to Franchisee's communications and information systems and the data contained therein. The reporting requirements set forth in this Section shall be in addition to and not in lieu of the reporting requirements set forth under Section 13.5 below. Additionally:

                     9.16.8.1 Franchisee shall abide by all applicable laws pertaining to privacy of information collected or maintained regarding customers or other individuals ("Privacy").

                     9.16.8.2 Franchisee shall comply with Franchisor's standards and policies pertaining to Privacy as set forth in the Manual or as set forth in writing from time to time by Franchisor. If there is a conflict between Franchisor's standards and policies pertaining to Privacy and applicable law, Franchisee shall: (i) comply with the requirements of applicable law; (ii) immediately give Franchisor written notice of such conflict; and (iii) promptly and fully cooperate with Franchisor and Franchisor's counsel so that Franchisor may determine the most effective way, if any, to meet Franchisor's standards and policies pertaining to Privacy within the bounds of applicable law.

                     9.16.8.3 Franchisee shall neither publish nor implement a data privacy policy without Franchisor's prior written consent as to such policy.

                     9.16.9 Any and all data collected or provided by Franchisee, downloaded from Franchisee's communications and information systems, and otherwise collected from Franchisee's system by Franchisor and/or provided to Franchisor is and shall be owned exclusively by Franchisor, and Franchisor shall have the right to use such data in any manner and for such purposes as Franchisor deems appropriate without compensation to Franchisee; provided, however, Franchisee is hereby licensed (without any additional fee) to use such data solely for the purpose of operating the Franchised Business, and such license shall automatically and irrevocably expire when this Agreement terminates, without additional notice from or action by Franchisor.

                     9.16.10 Franchisor shall have the right, but not the obligation, to establish a Website or other electronic system providing private and secure communications (e.g., an extranet) between Franchisor, Franchisee, other franchisees, and other such persons and entities as determined by Franchisor, in its sole discretion. If required by Franchisor, Franchisee shall establish and maintain access to the extranet in the manner specified by Franchisor, and shall from time to time execute such agreements and/or acknowledge and agree to comply with, such policies concerning the use of the extranet as Franchisor may prepare from time to time.

         9.17 Refurbishing Requirements. At the request of Franchisor, which may be made once during the initial term of this Agreement (excluding any periods of renewal of the franchise rights, for which additional refurbishment may be required) and only after the fifth anniversary of this Agreement, Franchisee shall refurbish the Store at its own expense to conform to the trade dress, color schemes, and presentation of the Proprietary Marks in a manner consistent with the image then in effect for new Stores under the System. Such refurbishment may include structural changes, installation of new equipment and signs, remodeling, redecoration, and modifications to existing improvements. Franchisee shall complete the refurbishing within the time period specified by Franchisor, provided that if Franchisor estimates that refurbishing costs will exceed Ten Thousand Dollars ($10,000), Franchisor shall permit Franchisee six
(6) months, from the date when Franchisee is provided with notice of the specifications therefor by Franchisor to complete the refurbishment. Franchisor shall not require Franchisee to expend monies that Franchisor determines, in its sole discretion, exceed the amount that Franchisee can reasonably amortize over the remaining term of this Agreement, unless Franchisor extends the term of this Agreement for a period sufficient, in Franchisor's sole determination, to allow Franchisee to amortize the costs of the required refurbishment.

         9.18 Right of Entry. Franchisee grants Franchisor and its agents, at Franchisor's expense, the right to enter upon the premises of the Store at any time for the purpose of conducting inspections of the Franchised Business, equipment relating to the practice of the Technology, the communications and information system and such other matters as Franchisor shall reasonably determine. Franchisee shall cooperate with Franchisor's representatives in such inspections; and, upon notice from Franchisor or its agents (and without limiting Franchisor's other rights under this Agreement), Franchisee shall take such steps as may be deemed necessary by Franchisor to correct immediately any deficiencies detected during any such inspection.

         9.19 Accounts Payable Requirements. Franchisee must at all times pay its distributors, lessors, contractors, suppliers, trade creditors, employees and other creditors promptly as Franchisee's debts and obligations to such persons for the Franchised Business become due, and failure to do so shall constitute a breach of this Agreement. If Franchisee shall fail to pay any such obligations promptly as the debts to such persons or entities become due, Franchisor shall, in addition to its other remedies provided in this Agreement, have the right, at its election and without being obligated to do so, to pay such obligations, and the amount or amounts paid therefor shall be paid by Franchisee to Franchisor with the next succeeding payment due Franchisor under this Agreement (together with interest at the rate of one percent (1%) per month, or the maximum rate permitted by law, whichever is less, for all amounts so advanced by Franchisor for Franchisee's benefit).

         9.20 Entity Information. If Franchisee is other than an individual, Franchisee, prior to the execution of this Agreement, shall have provided Franchisor with written information as to each shareholder, member or partner of Franchisee, and the interest of each. Franchisor, in its sole discretion, may designate any person or entity which owns (or has the right to acquire) an interest in Franchisee as a "Principal," as identified in Appendix B hereto, which may be amended automatically upon notice thereof to Franchisee. Such Principals as Franchisor may request shall execute a guarantee, indemnification, and acknowledgment of Franchisee's obligations under this Agreement in the form attached hereto as Appendix C. Additionally:

              9.20.1 If Franchisee is a corporation, the following requirements shall apply to Franchisee:

                     9.20.1.1 Franchisee shall be newly organized and its charter shall at all times provide that its activities are confined exclusively to operating the business franchised herein.

                     9.20.1.2 Copies of Franchisee's  Articles of Incorporation,
              Bylaws, other governing documents, and any amendments thereto, including the resolutions of the Board of Directors authorizing entry into this Agreement, shall be promptly furnished to Franchisor prior to the execution hereof.

                     9.20.1.3 Franchisee shall maintain stop-transfer instructions against the transfer on its records of any voting securities; and shall issue no voting securities upon the face of which the a printed legend in substantially the following form does not legibly and conspicuously appear:

                       The transfer of the securities represented by this certificate is subject to the terms and conditions of a Franchise Agreement with Speaking Roses Development Corporation, dated ______ Reference is made to the provisions of the Franchise Agreement and to the Articles and Bylaws of this Corporation.

                     9.20.1.4 Franchisee shall maintain a current list of all owners of record and all beneficial owners of all classes of voting securities of Franchisee and shall furnish the list to Franchisor upon request.

              9.20.2 Except as otherwise approved in writing by Franchisor, if Franchisee is a partnership or a limited liability partnership it shall comply with the following requirements throughout the term of this
         Agreement:

                     9.20.2.1 Franchisee shall furnish to Franchisor copies of its partnership or LLP agreement (as amended to date, and upon any amendment thereto, a copy of such amendment within five (5) days of such amendment) as well as such other documents as Franchisor may reasonably request prior to the execution hereof, and any amendments thereto, which shall contain a restriction on transfer of any partnership interest without the prior written consent of Franchisor.

                     9.20.2.2   Franchisee   shall   prepare   and   furnish  to
              Franchisor, upon request, a list of all general and limited partners of Franchisee.

              9.20.3 Except as provided in Sections 9.20.1 and 9.20.2 above, if Franchisee is a limited liability company or any other form of judicial entity, the following requirements shall also apply to Franchisee:

                     9.20.3.1 Franchisee shall be newly organized and its articles of organization and/or other governing documents shall at all times provide that its activities are confined exclusively to operating the business franchised herein.

                     9.20.3.2 Copies of Franchisee's articles of organization and/or its bylaws, and any other governing documents, and any amendments thereto, shall be promptly furnished to Franchisor prior to the execution of this Agreement.

                     9.20.3.3 Franchisee shall maintain stop-transfer instructions against the transfer on its records of any equity ownership interests, and shall issue no securities upon the face of which the a printed legend in substantially the following form does not legibly and conspicuously appear:

                    The transfer of the [interest] represented by this certificate is subject to the terms and conditions of a Franchise Agreement with Speaking Roses Development Corporation, dated ______. Reference is made to the provisions of the Franchise Agreement and to the articles of organization of said entity.

                     9.20.3.4 Franchisee shall maintain a current list of all owners of record and all beneficial owners of any class of voting interests of Franchisee and shall furnish the list to Franchisor upon request.

10.      PROPRIETARY MARKS AND TECHNOLOGY
         --------------------------------

         10.1 Franchisor Representations. Franchisor represents with respect to the Proprietary Marks that:

              10.1.1 Speaking Roses International, Inc., which is the sole owner of Franchisor ("Parent"), is the owner of all right, title, and interest in and to the Proprietary Marks and the Technology. Through a license or other agreements with Parent, Franchisor holds a license or rights to use, and to license or authorize others to use, the Proprietary Marks and Technology in the manner contemplated by this Agreement.

              10.1.2 Parent and/or Franchisor have taken and will take all steps reasonably necessary to preserve and protect the ownership and validity in, and of, the Proprietary Marks and the Technology.

         10.2 Franchisee Obligations. With respect to Franchisee's use of the Proprietary Marks and Technology, Franchisee acknowledges and covenants that:

              10.2.1 Franchisee shall use only the Proprietary Marks designated by Franchisor, and shall use them and the Technology only in the manner authorized and permitted by Franchisor as set forth in the Manual or in other writings of Franchisor.

              10.2.2 Franchisee's rights to use the Proprietary Marks and the Technology are limited to such uses as are authorized under this Agreement, shall terminate automatically and fully revert to Franchisor upon any termination of this Agreement, and any unauthorized use thereof shall constitute an infringement of Franchisor's rights.

              10.2.3 Franchisee shall use the Proprietary Marks and the Technology only for the operation of the Franchised Business and only at the Approved Location, in the case of the Proprietary Marks, in advertising and promotional materials approved by Franchisor for the business conducted at or from that location.

              10.2.4 Unless otherwise authorized or required by Franchisor, Franchisee shall operate and advertise the Franchised Business only under the name "Speaking Roses," without prefix or suffix. Additionally, Franchisee shall not use the Proprietary Marks as part of its corporate, partnership, or other legal name, or to identify Franchisee or the Franchised Business in any other legal or financial capacity, or as part of any e-mail address, domain name, or other identification of Franchisee or the Franchised Business in any electronic medium, unless agreed to in advance, and in writing, by Franchisor.

              10.2.5 During the term of this Agreement and any renewal hereof, Franchisee shall identify itself (in a manner reasonably acceptable to Franchisor) as the owner of the Franchised Business in conjunction with any use of the Proprietary Marks, including, but not limited to, uses on invoices, order forms, receipts, and contracts, as well as the display of a notice in such content and form and at conspicuous locations on the premises of the Store as Franchisor may designate in writing.

              10.2.6 Franchisee shall not use the Proprietary Marks or the Technology to incur any obligation or indebtedness on behalf of Franchisor and shall not grant (and shall not be entitled to grant) to any lender or third party any interest in Franchisee's right of use of the Proprietary Marks and/or the Technology.

              10.2.7 Franchisee shall execute any documents deemed necessary by Franchisor or its counsel to obtain protection for the Proprietary Marks or the Technology or to maintain their continued protection,

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

         validity and enforceability; provided that any documents required by Franchisor in connection with litigation shall be governed by the requirements of Section 10.2.8 hereof.

              10.2.8 With respect to litigation or disputes involving the Proprietary Marks and/or the Technology:

                     10.2.8.1 Franchisee shall promptly notify Franchisor of any suspected or actual infringement of the Proprietary Marks or the Technology, any known or suspected challenge to the validity of the Proprietary Marks or the Technology, or any known or suspected challenge to Parent's ownership of, Franchisor's right to license or authorize the use of, or Franchisee's right to use, all, any or some of the Proprietary Marks or the Technology licensed hereunder. Franchisee acknowledges that, as between Franchisor and Franchisee, Franchisor shall have the sole right, but not the obligation, to initiate, direct, and control any administrative proceeding or litigation involving the Proprietary Marks or the Technology, including any settlement thereof or right to obtain specific performance or injunctive relief. As between Franchisor and Franchisee, Franchisor also shall have the sole right, but not the obligation, to take action against uses by others that may constitute infringement of the Proprietary Marks or the Technology.

                     10.2.8.2 Subject to Franchisee's use of the Proprietary Marks and Technology in accordance with this Agreement, Franchisor will defend Franchisee at Franchisor's expense against any third-party claim, suit, or demand involving the Proprietary Marks or Technology arising out of such use. If Franchisee has not used the Proprietary Marks or the Technology in accordance with this Agreement, Franchisor is entitled, but not obligated to defend Franchisee, at Franchisee's sole cost and expense (including, without limitation, the costs and expenses of counsel), against such third-party claims, suits, or demands. Franchisee shall pay all such costs and expenses upon demand by Franchisor. Franchisor may make demand for such payment as such costs and expenses are incurred.

                     10.2.8.3 If Franchisor undertakes the defense or prosecution of any litigation relating to the Proprietary Marks or the Technology, Franchisee shall execute any and all documents and do such acts and things as may, in the opinion of counsel for Franchisor, be necessary to carry out such defense or prosecution, including, but not limited to, becoming a nominal party to any legal action. Except to the extent that such litigation is the result of Franchisee's use of the Proprietary Marks or the Technology in a manner inconsistent with the terms of this Agreement, Franchisor agrees to reimburse Franchisee for its reasonable out of pocket costs in doing such acts and things, except that Franchisee shall bear the salary costs of its employees, and Franchisor shall bear the costs of any judgment or settlement. To the extent that such litigation is the result of

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

              Franchisee's use of the Proprietary Marks or the Technology in a manner inconsistent with the terms of this Agreement, Franchisee shall reimburse Franchisor for the cost of such litigation, including without limitation attorney's fees, as well as the cost of any judgment or settlement.

         10.3  Franchisee   Representations   Regarding  Proprietary  Marks  and
Technology. Franchisee expressly understands, represents and acknowledges to Franchisor and Parent that:

              10.3.1 Franchisee has no right, title, or interest in and to the Proprietary Marks and the goodwill associated with and symbolized by them or the Technology, other than as is expressly granted to Franchisee hereunder.

              10.3.2 Neither Franchisee, nor any officer or owner of Franchisee, shall directly or indirectly contest the validity or Parent's ownership of the Proprietary Marks or the Technology, or Franchisor's rights to use them under its agreements with Parent, and neither Franchisee nor any officer or owner of Franchisee, directly or indirectly, shall seek to register, enforce, limit, qualify, modify or affect the Proprietary Marks or the Technology with any government agency, except with Franchisor's express prior written consent.

              10.3.3 Franchisee's license to the use of the Proprietary Marks and Technology hereunder does not give Franchisee any ownership interest or other interest in or to such properties.

              10.3.4 Any and all goodwill arising from Franchisee's use of the Proprietary Marks shall inure solely and exclusively to benefit of Parent and Franchisor, and upon expiration or termination of this Agreement and the licenses herein granted, no monetary amount shall be assigned as attributable to any goodwill associated with Franchisee's use of or license to use the System or the Proprietary Marks.

              10.3.5 Franchisor reserves the right to substitute different, or change the configuration or mix of, the Proprietary Marks for use in identifying the System and the businesses operating thereunder or the configuration or mix of the Technology if Franchisor's current rights in those rights or properties no longer can be used, or if Franchisor, in its sole discretion, determines that such substitution or change in those rights or properties will be beneficial to the System. Franchisee shall bear the costs of substituting or changing the Proprietary Marks, and the Technology used at and in connection with the operation of, the Franchised Business.

              10.3.6 Franchisee disclaims in favor of Franchisor (and assigns to Franchisor hereunder) any right, title or interest in any improvements, modifications, enhancements or alterations of the Technology conceived or developed by Franchisee. Franchisee shall promptly notify Franchisor of any such improvements, modifications, enhancements or alterations.

11.      CONFIDENTIAL INFORMATION
         ------------------------

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


         11.1 Non-Disclosure Obligation. Subject to the limitations set forth in
Section 11.4 below, Franchisee shall not, during the term of this Agreement or thereafter, communicate, divulge, or use for the benefit of any other person, partnership, association, corporation or other entity (each a "Person") any confidential information (including, without limitation, the contents of the Manual), knowledge, or know-how concerning the operation, finances, contractual relationships, Technology, personnel matters, management or marketing of the Franchised Business or other Stores under the System which may be communicated to Franchisee or which Franchisee may have disclosed to it by Franchisor or may become aware of by virtue of Franchisee's operation under the terms of this Agreement. Subject to the provisions of Section 11.4, all such information shall be deemed confidential information, and Franchisor hereby designates it as such. Notwithstanding the generality of the first sentence of this Section 11.1, Franchisee may divulge such confidential information to such of its employees as shall have a need to know such confidential information; provided, however, that Franchisee shall require such employees to enter into confidentiality agreements in a form acceptable to Franchisor and Franchisee. shall be responsible for any disclosure by those employees of any of such confidential information, knowledge or know-how or technique in violation of the terms of this Section 11 or such confidentiality agreements.

         11.2 Disclosure Injuries. Franchisee's failure to comply with the requirements of this Section 11 will cause Franchisor irreparable injury, and Franchisee agrees to pay all court costs and reasonable attorney's fees incurred by Franchisor in obtaining specific performance, or an injunction against violation, of Franchisee's obligations under this Section 11. Franchisee hereby specifically waives and releases all obligations on behalf of Franchisor (and rights in favor of Franchisee) to require Franchisor to post a bond or other surety for such action.

         11.3 Any and all information, knowledge, know-how, and techniques which Franchisor designates as confidential information shall be deemed confidential for purposes of this Agreement, except (i) information which Franchisee can demonstrate came to its attention prior to disclosure thereof by Franchisor through parties not bound by a confidentiality obligation; or (ii) information which, at or after the time of disclosure by Franchisor to Franchisee, had become or later becomes a part of the public domain, through publication or communication by others.

         11.4 If Franchisee is requested or required by subpoena, administrative action, discovery request or action of a judicial or governmental body to disclose any information, knowledge, know-how or techniques protected by the terms of this Section 11, Franchisee shall immediately notify Franchisor of such request or requirement and shall cooperate with Franchisor in obtaining appropriate protective orders or similar protections for such information, knowledge, know-how or techniques.

12.      CONFIDENTIAL OPERATING MANUALS
         ------------------------------

         12.1 Franchisee Compliance with Manual. To protect the reputation and goodwill of Franchisor and to maintain high standards of operation under the System, Franchisee shall conduct its business in accordance with and subject to the Manual, which Franchisee acknowledges having received on loan from Franchisor for the term of this Agreement. The Manual may consist of multiple volumes of printed text, computer disks, other electronically stored data,

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

and/or videotapes or other media of storage or formatting, and may contain information related to formulas, the Technology, Store operations, the communications and information system, the Proprietary Marks, and Franchised Business management. Franchisee acknowledges and agrees that Franchisor may provide a portion or all of the Manual (including updates and amendments), and other instructional information and materials in, or via, electronic media, including without limitation, through the Internet. Franchisee shall at all times use reasonable safeguards to insure that these materials, both in electronic and other formats, are kept confidential and secure.

         12.2 No Duplications. Franchisee shall not at any time copy, duplicate, record, or otherwise reproduce the foregoing Manual, in whole or in part, nor otherwise make the same or any other materials provided by Franchisor under
Section 12.1 available to any unauthorized person.

         12.3 Manual Is Franchisor Property. The Manual, and any other material created for or approved for use in the operation of the Franchised Business, shall be deemed confidential information for purposes of Section 11 (and Franchisor hereby designates it as such), shall at all times remain the sole property of Franchisor and shall at all times be kept in a secure place on the Store premises.

         12.4 Revision of Manual. Franchisor may from time to time revise the contents of the Manual, and Franchisee expressly agrees to make corresponding revisions to its Manual and to comply with each new or changed standard. Franchisor shall promptly advise Franchisee in writing of any revisions to the Manual.

         12.5 Maintenance of Manual. Franchisee shall ensure that the Manual is kept current and up to date. In the event of any dispute as to the contents of the Manual, the terms of the master copy of the Manual maintained by Franchisor at Franchisor's home office shall be controlling.

13.      ACCOUNTING AND RECORDS
         ----------------------

         13.1 Presentation of Records. Franchisee shall maintain during the term of this Agreement, and shall preserve for at least seven (7) years from the dates of their preparation, full, complete, and accurate books, records, and accounts for the Franchised Business in accordance with United States generally accepted accounting principles and in the form and manner prescribed by Franchisor from time to time in the Manual or otherwise in writing. Franchisee shall also maintain during the term of this Agreement, and shall also preserve for at least seven (7) years from the date of their preparation, all cash register tapes or electronic records from the Store.

         13.2 Monthly Reports. No later than the fifteenth (15th) day of each month, or such other time as may correspond to the required payment periods as set forth in Sections 4.4 and 4.5, Franchisee shall submit to Franchisor a royalty report and Gross Sales report for the prior month, and such other reports as Franchisor specifies, all in the form prescribed by Franchisor.

         13.3 Quarterly Reports. No later than the fifteenth (15th) day following the end of each quarter year (with the quarter periods concluding at the end of March, June, September and December), Franchisee shall submit to Franchisor a profit and loss statement reflecting all Gross Sales during the preceding quarterly period and a marketing report in forms prescribed or approved by Franchisor. Franchisee shall prepare profit and loss statements on a cash or accrual basis as approved by Franchisor and in accordance with generally accepted accounting principles.

         13.4 Annual Reports. Franchisee shall, at its expense, provide to Franchisor, in such format as Franchisor shall specify from time to time, a complete annual financial statement (prepared according to generally accepted accounting principles), on a compilation basis, within ninety (90) days after the end of each fiscal year of the Franchised Business during the term hereof, showing the results of operations of the Franchised Business during the fiscal year.

         13.5 Other Reports. Franchisee shall submit to Franchisor, for review or auditing purposes, such other forms, reports, records, information and data regarding the Franchised Business as Franchisor may reasonably designate, in the form and at the times and places reasonably required by Franchisor, upon request and as specified from time to time in the Manual or otherwise in writing. The reporting requirements of this Section 13.5 shall be in addition to, and not in lieu of, the electronic reporting requirement under Section 9 above.

         13.6 Right of Inspection. Franchisor or its designated agents shall have the right at all reasonable times to examine and copy, at Franchisor's expense, the books, records, and sales and income tax returns of Franchisee. Franchisor shall also have the right, at any time, to have an independent audit made of the books and records of Franchisee. If an inspection reveals that any payments have been understated in any report to Franchisor, then Franchisee shall immediately pay Franchisor the amount understated upon demand, in addition to interest from the date such amount was due until paid, at the rate of one percent (1%) per month, or the maximum rate permitted by law, whichever is less. If an inspection discloses an understatement in any report of three percent (3%) or more, Franchisee shall, in addition to payment of the understated amounts with interest, reimburse Franchisor for any and all costs and expenses of Franchisor connected with the inspection (including, without limitation, travel, lodging, expenses, and reasonable accounting and legal costs). Franchisor shall be entitled to conduct the inspections and audits described in this Section 13.6 on no more than two occasions during any twelve (12) month period, unless the inspection or audit reveals an understatement in any report of three percent (3%) or more, in which case Franchisor shall not be limited as to the frequency of its inspection and audit rights. If an audit or inspection discloses an under payment by Franchisee of three percent (3%) or more for any report, Franchisor shall be entitled to inspect and audit Franchisee's books and records for all prior periods. The foregoing remedies shall be in addition to any other remedies Franchisor may have. If an inspection discloses an overstatement in any report and an over payment by Franchisee, then Franchisor shall notify Franchisee as to the amount of such overpayment, and shall permit Franchisee to credit such amount against monies, if any, owing to Franchisor, or against Franchisee's subsequent payment of royalties.

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

14.      ADVERTISING
         -----------

         Advertising  and  the  standardization  of  advertising   programs  are
essential to the furtherance of the goodwill and public image of the System, and the parties therefore covenant as follows:

         14.1 Fund. Franchisor shall have the right, at any time in its sole discretion to establish a fund for system-wide advertising and promotion of the System (the "National Fund"), which shall operate as described in Section 14.4 below.

         14.2 Franchise Advertising Obligations. Franchisor reserves the right to require that Franchisee, during each month (except for local advertising expenditures, which shall be measured on an annual basis and shall be governed by Section 14.3 below), expend or contribute on advertising and promotion an amount, which, in the aggregate, is equal (subject to adjustment by Franchisor as set forth in Section 14.2.2) to four percent (4%) of Franchisee's Gross Sales during the preceding month (or such greater amount as is described in Section 14.2.4) to advertise and to promote the Store (together, the "Advertising Obligations"). The Advertising Obligations shall be paid and/or expended by Franchisee in the following manner and proportions:

              14.2.1 Franchisee shall spend, for the purpose of "local advertising and promotion", for each calendar year (subject to the limited exception described below), such amounts as may be specified or approved by Franchisor from time to time in the Manual or otherwise in writing, which amounts shall not be less than two percent (2%) of the estimated Gross Sales for the calendar year. The amount of each minimum annual expenditure, which may be an estimated amount (as described above), must be approved by Franchisor as described in Section 14.3 hereof, and Franchisee's local advertising and promotion shall be made in accordance with Section 14.3 hereof. Franchisee shall not be required to comply with the expenditure requirements for local advertising and promotion until the beginning of the fourth (4th) month following the date on which the Store first opens for business. If the Store to which this Agreement relates is either (i) an existing franchise that is being acquired by Franchisor from another System franchisee, or (ii) an existing floral and/or floral and gift store which has not previously been a Store, the expenditure requirements of this Section 14.2.1 shall apply the month following the date on which the Store first opens for business.

              14.2.2 During such time as the National Fund (or any successor entity designated by Franchisor) is in existence, Franchisee shall contribute to the Fund an amount to be determined by Franchisor, which amount shall not exceed two percent (2%) of Franchisee's Gross Sales during the preceding month. As of the execution of this Agreement, the required contribution rate is two percent (2%).

              14.2.3 The required contributions and expenditures are minimum requirements only (subject to Section 14.2.4), and Franchisee may, and is encouraged by Franchisor to, expend additional funds for local advertising and promotion.

              14.2.4 Franchisee's aggregate Advertising Obligations may exceed four percent (4%) of Franchisee's Gross Sales, if: (a) a majority of all Stores, including those operated by Franchisor and its affiliates and those operated by franchisees (which are not then in default of their Franchise Agreements), approve, in writing, to increase the Advertising Obligations.

         14.3 Local Advertising Obligations. Franchisee shall comply with the following "local advertising and promotion" obligations with respect to the Franchised Business:

              14.3.1  Throughout the term of this  Agreement,  Franchisee  shall conduct advertising and promotion in accordance with a marketing proposal approved in advance by Franchisor. Franchisee shall submit to Franchisor, not later than sixty (60) days prior to the end of each calendar year, a marketing proposal for the following year, setting forth Franchisee's proposed local advertising and marketing plans and proposed expenditures to satisfy Franchisee's expenditure obligations as under Section 14.2.1 above. For the first (or partial) calendar year of Franchisee's operations under this Agreement, however, Franchisee shall submit such proposal, relating to the remainder of such calendar year, to Franchisor not later than thirty (30) days prior to the date on which Franchisee is scheduled to commence operating the Store. Franchisor shall approve, disapprove, or provide comments and suggestions on such marketing proposal within thirty (30) days following receipt of the proposal from Franchisee. Franchisee shall implement any changes to the proposal reasonably requested by Franchisor if Franchisor does not approve the proposal, and Franchisee shall not implement the marketing proposal until approved by Franchisor. Franchisor may require use of specific materials and/or participation in certain marketing plans. If, by the end of any calendar year, Franchisee has not expended monies in accordance with the approved marketing plan equal to the amount specified in the annual marketing plan approved by Franchisor for that year, Franchisee shall have sixty (60) days in which either to spend, on approved local advertising and promotion, or to contribute to the National Fund the difference between Franchisee's required expenditures and its actual expenditures for the ending calendar year.

              14.3.2 All local advertising and promotion by Franchisee shall use such media and be of such type, format and content as Franchisor may approve, shall be conducted in a dignified manner consistent with industry standards for the retail floral industry, and shall conform to such standards and requirements as Franchisor may specify from time to time. Franchisee shall not conduct or participate in any advertising and promotional activities that are directed to, or which target, potential customers located outside of the Territory unless such advertising and promotional activities have been approved by Franchisor in advance of their use and such activities comply with the Manual and Franchisor's other written policies regarding such activities. Franchisor shall have the right to, among other matters, require any such activities either to (i) not promote any specific franchise (including Franchisee's Store), or (ii) promote all franchises of the System outside of the Territory in which potential customers are targeted. Franchisee shall not use any advertising or promotional plans or materials unless and until Franchisee has received written approval from Franchisor.

              14.3.3 Franchisee shall submit to Franchisor no later than the fifteenth (15th) day following the end of each quarter of each calendar year (unless Franchisor specifies a different reporting schedule), in accordance with the procedures set forth in Section 4.5 or as otherwise specified by Franchisor, detailed reports describing the amount of money expended on advertising, marketing and promotion during the previous quarter year (or other time period specified by Franchisor). At the request of Franchisor, or as Franchisor may specify in the Manual, Franchisee shall submit bills, statements, invoices, or other documentation satisfactory to Franchisor to evidence Franchisee's advertising or marketing activities.

              14.3.4 The term "local advertising and promotion" refers to advertising and promotion related directly to the Franchised Business, and, unless otherwise specified, consists only of the direct costs of purchasing advertising materials (including, but not limited to, camera-ready advertising and point of sale materials), media (space or time), promotion, direct out-of-pocket expenses related to costs of advertising and sales promotion (including, but not limited to, advertising agency fees and expenses, cash and "in-kind" promotional payments to landlords, postage, shipping, telephone, and photocopying), costs of products used for marketing giveaways and such other activities and expenses as Franchisor, in its sole discretion, may specify or approve. Franchisor may provide to Franchisee information and other materials specifying the types of advertising and promotional activities and costs which shall not qualify as "local advertising and promotion," including, without limitation, the coupon value of advertising coupons, and the costs of products provided for free or at a reduced charge for charities or other donative events or causes.

         14.4 Operation of National Fund. The National Fund shall be maintained and administered by Franchisor or its designee, as follows:

              14.4.1 Franchisor or its designee shall direct all advertising programs, with sole discretion over the concepts, materials, and media used in such programs and the placement and allocation thereof. Franchisee acknowledges that the National Fund is intended to maximize general public recognition, acceptance, and use of the System, and that while Franchisor has the current intention of making expenditures from the National Fund in the area where its funds are generated, neither Franchisor nor its designee are obligated, in administering the Fund, to make expenditures for, on behalf or for the benefit of, Franchisee which are equivalent or proportionate to Franchisee's contribution to the Fund, or to ensure that any particular franchisee benefits directly or pro rata from expenditures by the Fund.

              14.4.2 The Fund, all contributions thereto, and any earnings thereon, shall be used exclusively to meet any and all costs of maintaining, administering, directing, conducting, and preparing advertising, marketing, public relations and/or promotional programs and materials, Websites (as such term is defined in Section 14.9) and any other activities Franchisor believes will enhance the image of the System, including, among other things, (i) the costs of preparing and conducting media advertising campaigns, (ii) direct mail advertising;
         (iii) marketing surveys and other public relations activities, (iv) employing advertising and/or public relations agencies to assist therein, (v) purchasing promotional items, conducting and administering visual merchandising, point of sale, and other merchandising programs, and (viii) providing promotional and other marketing materials and services to the Speaking Roses franchise operated under the System. The National Fund may also be used to provide rebates or reimbursements to franchisees for local expenditures on products, services, or improvements that are approved in advance by Franchisor, including for products, services, or improvements Franchisor believes, in its sole discretion, will promote general public awareness of and favorable support for the System.

              14.4.3 Franchisee shall contribute to the National Fund by electronic funds transfer in accordance with Franchisor's requirements, unless otherwise specified in writing by Franchisor. All sums paid by Franchisee to the National Fund shall be maintained in an account separate from the other monies of Franchisor and shall not be used to defray any of Franchisor's expenses, except for such reasonable costs and overhead, if any, as Franchisor may incur in activities reasonably related to the administration, direction, and implementation of the National Fund and advertising programs for franchisees and the System to be conducted through such National Fund, including, among other things, costs of personnel for creating and implementing advertising, merchandising, promotional and marketing programs, or the administration of the National Fund. The National Fund and its earnings shall not otherwise inure to the benefit of Franchisor or to any Franchisee and the contributions to and earnings of the National Fund are not and shall not be an asset of Franchisor. The National Fund may lend money and incur debt in the furtherance of its general purposes.

              14.4.4 If the National Fund is used to produce point of sale materials, employee uniforms, or other samples or promotional materials for distribution to customers (e.g.. customer gift-with-purchase items, discounted customer purchase-with-purchase items, etc.), such items shall be sold to franchisees in the System at a reasonable price. Any proceeds from the sale of items or materials produced through the National Fund shall be contributed to the National Fund.

              14.4.5 All contributions to and earnings of the National Fund shall be expended for advertising and/or promotional purposes during the taxable year within which the contributions and earnings are received, If, however, excess amounts remain in the National Fund at the end of such taxable year, all expenditures in the following taxable year(s) shall be made first out of accumulated earnings from previous years, next out of earnings in the current year, and finally from contributions.

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

              14.4.6 Franchisor or its designee shall maintain separate bookkeeping accounts for the National Fund. A statement of the operations of the National Fund as shown on the books of Franchisor shall be prepared annually by Franchisor and shall be made available for inspection by Franchisee, upon written request of Franchisee. Franchisor shall not be obligated to have the books and records of the National Fund audited by any independent public accountant.

              14.4.7 Although the National Fund is intended to be of perpetual duration, Franchisor maintains the right to terminate the National Fund; provided that Franchisor shall use any unexpended monies in the National Fund for advertising and/or promotional purposes for the System.

         14.5 Franchisor Promotional Materials. Franchisor shall make available to Franchisee, from time to time and at Franchisee's expense, for use in Franchisee's local advertising and promotion, advertising plans and promotional materials, which may include newspaper mats, coupons, merchandising materials, sales aids, point-of-purchase materials, special promotions, direct mail materials, community relations programs, and similar advertising and promotional materials. No use by Franchisee of any such materials shall preclude Franchisor from using those materials at a national, regional or local level.

         14.6 Samples. Franchisee shall submit samples of all advertising and promotional plans and materials to Franchisor (by means described in Section 23 hereof), for Franchisor's prior written approval (except with respect to prices to be charged), if such plans and materials have not been prepared or previously approved by Franchisor. Franchisor shall retain the right to revoke any previously approved advertising materials by providing written notice to Franchisee, upon receipt of which Franchisee shall cease to use the materials and take such other actions as Franchisor may reasonably request.

         14.7 Telephone Directory Listings. Franchisee shall, at its expense and as part of its expenditures for local advertising and promotion, obtain listings in local telephone directories. Franchisee shall comply with Franchisor's specifications concerning such listings, including the form and size of such listings, and the number of directories in which such listings shall be placed.

         14.8 Coupons and Discounts. Franchisee shall honor all coupons, discounts, and gift certificates specified by Franchisor, and shall process them in accordance with procedures specified by Franchisor in the Manual or otherwise in writing.

         14.9 Website Advertising. Franchisee specifically acknowledges that any interactive electronic document, series of symbols, or otherwise, that is contained in a network of computers and/or other devices linked by communications software, including without limitation home pages on the Internet or World Wide Web (a "website" and, with respect to the website(s) maintained by or for the benefit of Franchisor, "Website(s)") will be deemed "advertising" under this Agreement, and will be subject to (among other things) Franchisor's approval under this Section 14. In connection with any use by Franchisee of a website, Franchisee agrees to the following:

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

              14.9.1 Franchisor shall have the unlimited right, but not the obligation, to establish and maintain one or more Websites, which may, without limitation, promote the Proprietary Marks, any or all of the Products, Stores, the franchising of Speaking Roses franchise, and/or the System. Franchisor shall have the sole right to control all aspects of such Websites, including without limitation their design, content, functionality, links to the websites of third parties, legal notices, and policies and terms of usage. Franchisor shall also have the right to discontinue operation of all, any or any portion, or any funding of, such Websites.

              14.9.2 Franchisee shall not establish a separate website with respect to the Franchised Business.

              14.9.3 Provided Franchisor maintains web pages on one or more of the Websites, Franchisee shall have the right, but not the obligation, to utilize one or more web page(s) to describe Franchisee, the Franchised Business, and/or the Store, with such web page(s) to be located within Franchisor's Website. Franchisor shall have the right to require Franchisee to contract with third parties (or, in the alternative and at Franchisor's election, provide Franchisee with a template) for the development and maintenance of such webpages. Franchisee shall comply with Franchisor's policies with respect to the creation, maintenance, and content of any such webpages, and Franchisor shall have the right to limit and/or discontinue the content and/or operation of such Websites and webpages.

              14.9.4 Franchisor shall have the unilateral right to modify the provisions of this Section 14.9 relating to websites and Websites in such manner as Franchisor shall solely determine is necessary or appropriate for the best interests of the System.

         14.10 Ownership of Copyrights. All copyrights in and to advertising and promotional materials developed by or on behalf of Franchisee which bear the Proprietary Marks shall be the sole property of Franchisor, and Franchisee agrees to execute such documents (and, if necessary, require its independent contractors to execute such documents) as may be deemed reasonably necessary by Franchisor to verify, transfer or perfect Franchisor's rights therein and to give effect to this provision. Any advertising, marketing, promotional, public relations, or sales concepts, plans, programs, activities, or materials proposed or developed by Franchisee for the Franchised Business or the System and approved by Franchisor may be used by Franchisor and other franchisees of Franchisor without any compensation to Franchisee.

15.      INSURANCE
         ---------

         15.1 Procurement and Maintenance of Insurance. Franchisee shall procure, prior to the commencement of construction or any operations of the Franchised Business under this Agreement, and shall maintain in full force and effect at all times during the term of this Agreement, at Franchisee's expense, an insurance policy or policies protecting Franchisee, Franchisor and its affiliates, and their respective officers, directors, partners, agents, and employees against any demand or claim with respect to personal injury, death, or property damage, or any loss, liability, or expense whatsoever arising or occurring upon or in connection with the Franchised Business (the "Insurance"). The Insurance shall include the coverage specified in the Manual or other written instructions of Franchisor, and shall include, but not be limited to,
(i) comprehensive general liability insurance, including products liability and personal and advertising injury, with minimum limits not less than five hundred thousand dollars ($500,000) per occurrence, one million dollars ($1,000,000) in the aggregate, three hundred thousand dollars ($300,000) Fire Damage Liability and five thousand dollars ($5,000) Medical Expense Limit; (ii) automobile liability insurance (covering both owned, non-owned and hired vehicles) with minimum limits of five hundred thousand dollars ($500,000); (iii) property insurance covering tenant's improvements and betterments and business property, before and after its installation into the Store, equal to one hundred percent (100%) of its replacement value; and (iv) statutory workers' compensation insurance. The Insurance shall also include coverage for spoilage of products resulting from mechanical or electrical breakdown of refrigeration. Such policies shall be written by a responsible carrier or carriers acceptable to Franchisor, and shall name Franchisor and its affiliates as additional insureds.

         15.2 Effect of Franchisor Insurance. Franchisee's obligation to obtain and maintain the policy or policies in the amounts specified herein shall not be limited in any way by reason of any insurance which may be maintained by Franchisor, nor shall Franchisee's performance of that obligation relieve it of liability under the indemnity provisions set forth in Section 21 of this Agreement.

         15.3 Certificates of Insurance. Prior to the commencement of any operations under this Agreement, and thereafter as specified in the Manual or upon Franchisor's request, Franchisee shall deliver to Franchisor certificates of insurance evidencing the proper types and minimum amounts of coverage of the Insurance. Franchisee shall also maintain certificates of insurance evidencing the proper types and minimum amounts of coverage at the Store and furnish to Franchisor a copy. All certificates shall expressly provide that no less than thirty (30) days' prior written notice shall be given to Franchisor in the event of material alteration to or cancellation of the coverages evidenced by such certificates and shall name Franchisor and its affiliates as additional insureds.

         15.4 Failure to Procure or Maintain Insurance. Should Franchisee, for any reason, fail to procure or maintain the Insurance required by this Agreement, as such requirements may be revised by Franchisor in the Manual or otherwise in writing, Franchisor shall have the right and authority (but not the obligation) to procure such Insurance and to charge the costs thereof to Franchisee, which charges, together with a reasonable fee for the expenses of Franchisor in so acting, shall be payable by Franchisee immediately upon notice. The foregoing remedies shall be in addition to any other remedies Franchisor may have.

         15.5 Changes in Insurance Requirements. Franchisor may, from time to time, and in its sole discretion, make such changes in the minimum policy limits and endorsements of the Insurance as it may determine; provided, however, that

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

all changes shall apply to all franchisees of Franchisor who are similarly situated.

16.      TRANSFERS OF INTERESTS
         ----------------------

         16.1 Transfer by Franchisor. Franchisor shall have the right to transfer or assign all or any part of its rights or obligations under this Agreement to any Person. With respect to any assignment which results in the obligation by the assignee to subsequently perform all or any of Franchisor's obligations under this Agreement, the assignee shall (as a condition to such assignment) expressly assume and agree to perform such obligations, and shall become solely responsible for all assigned obligations of Franchisor under this Agreement from the date of assignment. In addition, and without limitation to the foregoing, Franchisee expressly affirms and agrees that Franchisor (i) may sell its assets, its rights in the Proprietary Marks, or its System, (ii) may sell its securities in a public offering or in a private placement, (iii) may merge, acquire other corporations, or be acquired by another corporation, and
(iv) may undertake a refinancing, recapitalization, leveraged buy-out, or other economic or financial restructuring.

         16.2 Transfer by Franchisee:

              16.2.1 Franchisee understands and acknowledges that Franchisor has granted Franchisor the rights hereunder in reliance on the business skill, financial capacity, and personal character of Franchisee or the Principals of Franchisee if Franchisee is not an individual. Neither Franchisee, nor any Principal shall sell, assign, transfer, convey, or give away (each, a "Transfer") any direct or indirect interest in the Franchisee (including any direct or indirect interest in a limited liability company or partnership, if Franchisee is such an entity), or in all or substantially all of the assets of the Franchised Business, without the prior written consent of Franchisor.

              16.2.2 Franchisor shall not unreasonably withhold its consent to a Transfer; provided, that if a Transfer, alone or together with other previous, simultaneous, or proposed Transfers, (i) would have the effect of changing control of the Franchisee, (ii) would result in the assignment of the rights and obligations of Franchisee under this Agreement, or (iii) would transfer the ownership interest in substantially all of the assets of the Franchised Business, Franchisor may, in its sole discretion, require any or all of the following as conditions of its approval:

                     16.2.2.1 All of Franchisee's  accrued monetary  obligations and all other outstanding obligations to Franchisor and its affiliates shall have been satisfied.

                     16.2.2.2 Franchisee shall not be in default of any provision of this Agreement, any amendment hereto or successor hereto, or any other agreement between Franchisee and Franchisor or its affiliates.

                     16.2.2.3 Each transferor  (and, if the transferor is not an individual, the transferor and such other owners of a beneficial interest in the transferor as Franchisor may request) shall have executed a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor and Franchisor's affiliates, and each of their officers, directors, shareholders, and employees, in their corporate and individual capacities, including, without limitation, claims arising under federal, state, and local laws, rules, and ordinances.

                     16.2.2.4 Any assignment agreement executed by the transferor and transferee shall be in a form satisfactory to Franchisor, and shall provide for the assignee's assumption and agreement to discharge all of the transferor's obligations under this Agreement or any guarantee executed in connection with this Agreement.

                     16.2.2.5 The transferee  shall  demonstrate to Franchisor's satisfaction that the terms of the proposed Transfer do not place an unreasonable financial or operational burden on the transferee, and that the transferee and/or its Principals (i) meet Franchisor's standards for educational, managerial, and business standards; (ii) possess a good moral character, business reputation, and credit rating; (iii) have the aptitude and ability to conduct the Franchised Business (as may be evidenced by prior related business experience or otherwise) and absence of conflicting interests; and (iv) have adequate financial resources and capital to operate the business.

                     16.2.2.6 The transferee shall execute, for a term ending on the expiration date of this Agreement and with such remaining renewal terms as may be provided by this Agreement, the standard form franchise agreement then being offered to new System franchisees, and such other ancillary agreements as Franchisor may require for the Franchised Business, which agreements shall supersede and replace this Agreement in all respects and the terms of which agreements may differ from the terms of this Agreement, including, without limitation, with respect to higher advertising contributions, and other, substantive, economic terms and conditions; provided, however, that the transferee shall not be required to pay a higher percentage royalty rate or to pay any initial franchise fee to Franchisor in connection with the Transfer.

                     16.2.2.7 The transferee  and/or such owners of a beneficial interest in the transferee as Franchisor may request, shall execute a guarantee, indemnification, and acknowledgment in the form appended hereto as Appendix C.

                     16.2.2.8 If so requested by Franchisor,  the transferee, at its expense, shall upgrade the Store to conform to the then-current standards and specifications of System stores, and shall complete the upgrading and other requirements within the time specified by Franchisor.

                     16.2.2.9 The  transferee  or, if the  transferee  is not an individual, such owners and managerial personnel of the transferee as Franchisor may require, shall successfully complete any training programs then in effect for franchisees of Franchisor upon such terms and conditions as Franchisor may reasonably require, and transferee shall, in connection therewith, pay the then-current training fee, if any. Transferee shall also be responsible for all expenses incurred during such training, including, without limitation, the costs of transportation, lodging, meals, wages, and worker's compensation insurance.

                     16.2.2.10 Franchisor may require Franchisee to pay to Franchisor a transfer fee equivalent to fifty percent (50%) of the then-current initial franchise fee, plus amounts as may be necessary to reimburse Franchisor for any legal, accounting, administrative, and other related expenses Franchisor incurs in connection with the Transfer.

                     16.2.2.11 Franchisee shall agree in writing to comply with the covenants set forth in Section 19 below.

                     16.2.2.12 Franchisee shall remain liable for all of its obligations to Franchisor that arose prior to the effective date of the Transfer, and shall execute and deliver any documents reasonably requested by Franchisor to evidence such continuing liability.

              16.2.3 For any  Transfer  not  included  in Section  16.2.2,  each transferee shall, in addition to the requirement of obtaining Franchisor's consent as provided in Section 16.2.1, be subject to the requirements of Sections 16.2.2.3 and 16.2.2.7 above.

              16.2.4 Neither Franchisee nor any Principal shall grant any security interest in, or otherwise encumber, any of the assets or securities of the Franchisee unless Franchisee satisfies the requirements of Franchisor, which may include, without limitation, execution of an inter-creditor agreement by Franchisor, Franchisee and/or such Principal, and any secured creditor of Franchisee, in a form satisfactory to Franchisor, acknowledging such creditor's obligations to be bound by the terms of this Section 16.

         16.3 Offer of Securities of Franchisee. All materials required by federal or state law for any offer or sale of securities of the Franchisee, whether by Franchisee or any owner of Franchisee, shall be submitted to Franchisor for review and consent prior to (i) their being filed with any government agency if the offering is subject to review or comment by any such agency as a result of the offering being registered under the Securities Act of 1933 or otherwise; and (ii) their use in any offering exempt from the registration of federal and state securities law (including by reason of Regulation D promulgated under the Securities Act of 1933 and any corresponding state law) shall be submitted to Franchisor for review and consent prior to their use. No such offering or review and consent by Franchiser shall imply (by use of the Proprietary Marks or otherwise) that Franchisor is participating as an underwriter, issuer, or offeror of Franchisee's or Franchisor's securities, or that Franchisor has undertaken due diligence to verify the accuracy, sufficiency or materiality of the statements in the offering materials, except solely with respect to the description of Franchisee's relationship with Franchisor. Any review of the offering materials and consent by Franchisor to conduct the offering shall be for Franchisor's sole benefit, and not intended for the benefit of any other party, including, but not limited to, the offeror or any prospective investor. At its option, Franchisor may require the offering materials to contain written statements or disclaimers prescribed by Franchisor including, but, not limited to, any limitations stated above in this paragraph. Franchisee and the other participants in the offering shall fully indemnify Franchisor and Franchisor's affiliates in connection with the offering and for each proposed offering, Franchisee shall pay Franchisor a non-refundable fee of Ten Thousand Dollars ($10,000) in order to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the proposed offering, including, without limitation, legal and accounting fees. Franchisee shall provide Franchisor with written notice of any such offering at least thirty (30) days prior to the date of commencement of any offering or other transaction covered by this Section 16.3.

         16.4 Right of First Offer.

              16.4.1  If (a)  Franchisee  wishes to sell,  pledge  or  otherwise transfer any, all or substantially all of its interest in the franchise, or in this Agreement, or in all or substantially all of the assets of the Franchised Business, or (b) any Principal wishes to sell, pledge or otherwise transfer any interest or all or substantially all of its interest in the Franchised Business, or (c) if any third party attempts to enforce or effect an involuntary transfer of a Franchisee's interest in the Franchise, or this Agreement or in the assets of the Franchised Business (such as, by example and without limitation of the scope of this clause (c), as a result of foreclosure, enforcement of a judgment , or transfer under a divorce or marital separation agreement)(the term "seller" shall refer to such Selling, pledging or transferring Franchisee and/or any such described Principal, and the term "interest" shall apply to the interest or asset to be transferred whether by Franchisee or such other person or entity), seller shall first offer, in writing, to sell such interest or assets to Franchisor or its designee, at Franchisor's option, on such terms and conditions, net of any applicable real estate and/or business brokerage commissions, as set forth therein. Franchisor or its designee shall have the right and option, exercisable within sixty (60) days after receipt of such offer, to send written notice to the seller stating that the Franchisor intends to accept such offer. If Franchisor elects to purchase the interest or assets offered, the closing on such purchase shall occur within ninety (90) days from the date of notice to the seller of Franchisor's election to purchase by Franchisor, or, if longer, on the same timetable as contained in the offer.

              16.4.2 If Franchisor does not elect to purchase the seller's interest in such time period, seller may sell, pledge or transfer such interest to a bona fide third party; provided that

                     16.4.2.1 The sale is made within ninety (90) days after the expiration of, or rejection by, Franchisor of the offer;

                     16.4.2.2 The sale is made at a net price and on terms no more favorable than those offered in writing to Franchisor.

                     16.4.2.3 All applicable  requirements  of Section 16 hereof are met, and in connection with such sale or transfer, the Store continues to be operated pursuant to the System.

              The Franchisor's failure to exercise the right of offer afforded by this subsection 16.4 shall not constitute a waiver of any other provision of this Agreement, including all requirements of this Section 16, with respect to a proposed transfer. However, if the sale to the third party does not take place, then Franchisor's right of first offer will apply to each and every proposed sale of an interest.

              16.4.3 If the consideration, terms, and/or conditions offered by a third party are such that Franchisor may not reasonably be required to furnish the same consideration, terms and/or conditions, then Franchisor may purchase the interest proposed to be sold for the reasonable equivalent in cash. If the parties can not agree within a reasonable time on the cash consideration, an independent appraiser shall be designated by Franchisor, and the appraiser's determination shall be binding.

         16.5 Transfers Upon Death or Permanent Disability.

              16.5.1 Upon the death of a Principal, the personal representative of the deceased's estate shall transfer the deceased's interest to a third party approved by Franchisor within six (6) months after the death. If no personal representative is designated or appointed, or no probate proceedings are instituted with respect to the deceased's estate, then the distributee of such interest must be approved by Franchisor. If the distributee is not approved by Franchisor, then the distributee shall transfer the deceased's interest to a third party approved by Franchisor within six (6) months after the deceased's death.

              16.5.2 Upon the Permanent Disability of any Principal, Franchisor may, in its sole discretion, require such interest to be transferred to a third party designated by Franchisee and approved by Franchisor in accordance with, and subject to, the conditions described in this
         Section 16 within six (6) months after notice to Franchisee. "Permanent Disability" shall mean any physical, emotional, or mental injury, illness, or incapacity that would prevent a person from performing or effectively directing the obligations set forth in this Agreement for at least six (6) consecutive months and from which condition recovery within six (6) consecutive months from the date of determination of disability is unlikely. Permanent Disability shall be determined by a licensed practicing physician selected by Franchisor upon examination of such person or, if such person refuses to be examined, then such person shall automatically be deemed to suffer from Permanent Disability for the purposes of this Section 16.5.2 as of the date of refusal. Franchisor shall pay the cost of any required examination.

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

              16.5.3 Upon the death or Permanent Disability of Franchisee or any Principal of Franchisee, such person or such person's representative shall promptly notify Franchisor of such death or claim of Permanent Disability. Any Transfer upon death or Permanent Disability shall be subject to the same terms and conditions as any inter vivos Transfer hereunder. If the interest is not disposed of within a reasonable time, Franchisor may terminate this Agreement.

         16.6 Limited Exceptions. Notwithstanding anything to the contrary in this Section 16:

              16.6.1 Franchisee shall not be required to pay the transfer fee due under Section 16.2.2.10 above, if the transferee: (a) is a spouse, domestic partner, parent, or direct lineal descendant or sibling of Franchisee or of a Principal of Franchisee (or more than one of such persons); (b) is a Principal of Franchisee; (c) is an existing System franchisee that has operated a Store for at least a one (1) year period prior to the effective date of the Transfer; (d) is a Franchisee Affiliate; (e) has worked as a manager of an existing Store for at least the one (1) year period prior to the effective date of the Transfer; or (f) is a transferee under Section 16.5 above.

              16.6.2 If Franchisee is an individual and seeks to transfer this Agreement to a corporation, partnership, limited liability company or trust formed for the convenience of ownership, the conditions of Sections 16.2.2.3, 16.2.2.6, 16.2.2.8, and 16.2.2.10 shall not apply, and Franchisee may undertake such transfer, provided that Franchisee owns one hundred percent (100%) of the equity interest in the transferee entity (and, in the case of a transfer to a trust, the trust is revocable and the Franchise acts as both the grantor and trustee), and the individual personally guarantees, in a written guaranty satisfactory to Franchisor, the performance of the obligations of the transferee Franchisee under the Franchise Agreement.

         16.7 Non-Waiver of Claims. Franchisor's consent to any transfer pursuant to this Section 16 shall not constitute a waiver of any claims it may have against the transferring party, nor shall it be deemed a waiver of Franchisor's right to demand exact compliance with any of the terms of this Agreement by the transferee.

         16.8 Bankruptcy. If Franchisee or any person holding any interest (direct or indirect) in Franchisee becomes a debtor in a proceeding under the U.S. Bankruptcy Code or any similar law in the U.S. or elsewhere, it is the parties' understanding and agreement that any transfer of the ownership of Franchisee, Franchisee's obligations and/or rights hereunder and/or any material assets of Franchisee, shall be subject to all of the terms of this Section 16.

17.      DEFAULT AND TERMINATION
         -----------------------

         17.1 Franchisee Default. Franchisee shall be deemed to be in default under this Agreement, and all rights granted herein shall automatically terminate without notice to Franchisee, if (i) Franchisee shall become insolvent or shall make a general assignment for the benefit of creditors; or (ii) a

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

petition in bankruptcy is filed by Franchisee or such a petition is filed against and not opposed by Franchisee and/or is not extinguished within sixty
(60) days; or (iii) Franchisee is adjudicated a bankrupt or insolvent; or (iv) a bill in equity or other proceeding for the appointment of a receiver of Franchisee or other custodian for Franchisee's business or assets is filed and consented to by Franchisee; or (v) a receiver or other custodian (permanent or temporary) of Franchisee's assets or property, or any part thereof, is appointed by any court of competent jurisdiction; or (vi) proceedings for a composition with creditors under any state or federal law should be instituted by or against Franchisee; or (vii) a final judgment remains unsatisfied or of record for thirty (30) days or longer (unless appealed or a supersede as bond is filed); or
(viii) Franchisee is dissolved; or (ix) execution is levied against Franchisee's business or property; or (x) suit to foreclose any lien or mortgage against the Store premises or equipment is instituted against Franchisee and not dismissed within sixty (60) days; or (xi) the real or personal property of Franchisee's Store shall be sold after levy thereupon by any sheriff, marshal, or constable.

         17.2 Default Events. Franchisee shall be deemed to be in default and Franchisor may, at its option, terminate this Agreement and all rights granted hereunder, without affording Franchisee any opportunity to cure the default, effective immediately upon the delivery of written notice to Franchisee by Franchisor (in the manner set forth in Section 23 hereof), upon the occurrence of any of the following events:

              17.2.1 If Franchisee fails to (a) locate and secure a site approved by Franchisor in accordance with the terms hereof, or (b) open the Store within the time limits provided in Section 7.3 of this Agreement, or if Franchisor determines, in its sole discretion, that Franchisee is not acting diligently to obtain the approvals and consents necessary for the opening of the Store within one hundred eighty (180) days of the Commencement Date.

              17.2.2 If Franchisee at any time ceases to operate the Store for three (3) consecutive calendar days, or otherwise abandons the Store, or loses the right to possession of the premises, or otherwise forfeits the right to do or transact business in the jurisdiction where the Store is located, unless such default results from circumstances beyond the control of Franchisee and do not arise from any action taken or failure to act by Franchisee or Franchisee's failure to cure or correct the circumstances that led to such default. Additionally, if, through no fault of Franchisee, the premises are damaged or destroyed by an event such that repairs or reconstruction cannot be completed within ninety (90) days thereafter, or if the premises are acquired pursuant a governmental taking of property, then Franchisee shall have thirty (30) days after such event in which to apply for Franchisor's approval to relocate the premises and/or reconstruct the Store, which approval shall not be unreasonably withheld.

              17.2.3 If (i) Franchisee or any officer, director, or Principal of Franchisee is convicted of a felony, a crime involving moral turpitude, or any other crime that Franchisor believes is reasonably likely to have an adverse effect on the System or the Proprietary Marks or the goodwill associated therewith or Franchisor's interest therein; or (ii)

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

         Franchisee or any officer, director, or Principal of Franchisee commits any acts or engages in any behavior that Franchisor believes is reasonably likely to have an adverse effect on the System or the Proprietary Marks or the goodwill associated therewith or Franchisor's interest therein.

              17.2.4 If a threat or danger to public health or safety results from the construction, maintenance, or operation of the Store, and Franchisee has not immediately commenced actions to cure the problem or has not promptly cured or corrected the problem or activity that gave rise to the threat or danger.

              17.2.5 If Franchisee or any Principal purports to transfer any rights or obligations under this Agreement or any interest in Franchisee or assets of the franchised business to any third party in a manner that violates the terms of Section 16 of this Agreement.

              17.2.6 If Franchisee fails to comply with the covenants in Section
         19.2 hereof

              17.2.7 If, contrary to the terms of Sections 11 or 12 hereof, Franchisee discloses or divulges the contents of the Manual or other confidential information provided to Franchisee by Franchisor.

              17.2.8 If Franchisee knowingly maintains false books or records, or submits any false reports (including, but not limited to, information provided as part of Franchisee's application for this franchise) to Franchisor.

              17.2.9 If  Franchisee,  after  curing a default  pursuant  to this
         Section 17, commits the same default again within an eighteen (18) month period of the previous default, whether or not cured after notice.

              17.2.10 If Franchisee is in breach of this Agreement for the same or different default under this Agreement, three or more times within any eighteen (18) month period, whether or not cured after notice.

              17.2.11 If Franchisee has under-reported its sales by three percent (3%) or more in any report to Franchisor; or has under-reported its sales by two percent (2%) or more in any three (3) reports made to Franchisor during an eighteen (18) month period.

              17.2.12 If Franchisee fails to complete all initial training obligations required by Franchisor in accordance with Section 8.1 above, or if Franchisor determines, pursuant to Section 8.1.3 above, that Franchise is unable to satisfactorily complete the initial training obligations of Section 8.1.

              17.2.13 If Franchisee breaches any material provision of this Agreement which breach is not susceptible to cure.

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

         17.3 Default Rights.  Except as otherwise provided in Sections 17.1 and
17.2 of this Agreement, upon any other material breach of this Agreement by Franchisee, Franchisor may terminate this Agreement only by giving written notice of termination to Franchisee, in the manner set forth under Section 23 hereof, stating the nature of such default, at least thirty (30) days prior to the effective date of termination set forth in such notice; provided, however, that Franchisee may avoid termination by curing to Franchisor's satisfaction, and by promptly providing proof thereof to Franchisor within the thirty (30) day period; provided, further, that for a failure or refusal of Franchisee to promptly pay when due any monies owing to Franchisor, Franchisor's affiliates, or any lender that is providing financing to Franchisee based on Franchisee's status as a franchisee, then Franchisor may terminate this Agreement by providing the written notice of termination described above to Franchisee at least five (5) business days prior to the effective date of termination, and Franchisee's period to cure such default under this Section 17.3 shall be five
(5) business days. If any default covered by this Section 17.3 is not cured within the specified time, or such longer period as applicable law may require, this Agreement shall terminate without further notice to Franchisee, effective immediately upon the expiration of the specified time period or such longer period as applicable law may require.

18.      OBLIGATIONS UPON TERMINATION OR EXPIRATION
         ------------------------------------------

         Upon termination or expiration of this Agreement, all rights granted hereunder to Franchisee shall forthwith terminate, and:

         18.1 Franchise Operations. Franchisee shall immediately close the Store and cease to operate the Franchised Business, and shall not thereafter, directly or indirectly, represent to the public or hold itself out as a present or former franchisee of Franchisor.

         18.2 System Methods and Proprietary Marks. Franchisee shall immediately and permanently cease to use, in any manner whatsoever, any confidential methods, procedures and techniques associated with the System, the Proprietary Marks, and all other distinctive forms, slogans, signs, symbols, and devices associated with the System. In particular, Franchisee shall cease to use, without limitation, all signs, advertising and promotional materials, displays, stationery, forms, packaging and any other articles which display the Proprietary Marks, and shall promptly take such action as may be specified by Franchisor in the Manual or otherwise in writing to de-identify the Store, which may include, without limitation, (i) removing all signs, displays, and decor that use or include the Proprietary Marks, (ii) removing the wallpaper and wall murals or signs that display any of the Proprietary Marks; copyrighted characters, other intellectual property of Franchisor, and (iii) removing, repainting, or replacing signs, furniture, fixtures or other items to distinguish and disassociate the Store from the System, the Proprietary Marks, and Franchisor.

         18.3 Assumed Names. Franchisee shall take such action as may be necessary to cancel any assumed name or equivalent registration which contains the mark "Speaking Roses" or any other Proprietary Marks, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within fifteen (15) days after termination or expiration of this Agreement.

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

         18.4 Assignment of Lease. Franchisee shall, at the option of Franchisor, assign to Franchisor any interest which Franchisee has in any lease or sublease for the premises of the Store. If Franchisee fails to do so, Franchisor shall have the right, for which purpose Franchisee hereby appoints Franchisor as its attorney in fact, to make such assignment on Franchisee's behalf. If Franchisor does not elect to exercise the option to acquire the lease or sublease, Franchisee shall make such modifications or alterations to the premises of the Store as are described in Section 18.2 immediately upon termination or expiration of this Agreement and as may be necessary and requested by Franchisor for that purpose (including, without limitation, the changing of the Store's telephone number) and may not conduct any business on the premises until such modifications and alterations are complete.

         18.5 Entry by Franchisor. If Franchisee fails or refuses to comply with the requirements of this Section 18, Franchisor shall have the right to enter upon the premises of the Store, without being deemed guilty of trespass or any other tort, for the purpose of making or causing to be made such changes as may be required, at the expense of Franchisee, which expense Franchisee agrees to pay upon demand. Additionally, if Franchisor does not elect to exercise the option to acquire the lease or sublease, Franchisee shall not, for two (2) years from the date of expiration or termination of this Agreement, sublease or assign any interest which Franchisee has in any lease or sublease for the premises of the Store to a family member (including spouse, domestic partner, parent or child or sibling) of a Principal of Franchisee for the operation of a Competitive Business, as defined in Section 19.3 of this Agreement.

         18.6 No Descriptive or Confusing Operations. Franchisee agrees, if it continues to operate or subsequently begins to operate any other business, not to use any reproduction, counterfeit, copy, deceptively similar version or colorable imitation of the Proprietary Marks or the Technology, either in connection with such other business or the promotion thereof, which is likely to cause confusion, mistake, or deception, or which is likely to dilute Franchisor's rights in and to the Proprietary Marks or the Technology, and further agrees not to utilize any designation of origin, description, trademark, service mark, or representation which suggests or represents a present or past association or connection with Franchisor, the System, or the Proprietary Marks.

         18.7 Payment of Sums Due. Franchisee shall promptly pay all sums owing to Franchisor, Franchisor's affiliates, and suppliers of Products to Franchisee. Upon termination for any default of Franchisee, such sums shall include all damages, costs, and expenses, including reasonable attorneys' fees, incurred by Franchisor as a result of such default.

         18.8 Transfer of Telephone Listings. Franchisee shall transfer to Franchisor or a party designated by Franchisor any listing in local telephone directories or online directories related to the Franchised Business; provided, however, that if transfer of such listing is not possible, Franchisee shall take such steps as may be necessary to cancel and have removed any such listings. Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within fifteen (15) days after termination or expiration of this Agreement.

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

         18.9  Post-Termination  Covenants.   Franchisee  (and  the  individuals
required  under  Section  19.5) shall  comply with the  covenants  contained  in
Section 19 of this Agreement.

         18.10 Return of Manual. Franchisee shall immediately deliver to Franchisor the Manual, and all other supplements, records, and instructions containing confidential information relating to the System, the Proprietary Marks or the Technology, and software provided and/or licensed by Franchisor (including without limitation any copies thereof, even if such copies were made in violation of this Agreement), all of which are acknowledged to be the property of the Franchisor.

         18.11 Equipment, Inventory and Related Materials. Franchisor shall have the option, to be exercised within thirty (30) days after termination, to purchase from Franchisee any or all of the furnishings, equipment, signs, fixtures, supplies, or inventory of Franchisee related to the operation of the Franchised Business, at a value equal to Franchisee's depreciated book value thereof. Pending Franchisor's exercise or rejection of the options Franchisee shall take such actions as Franchisor shall request to insure, warehouse, segregate or move to a more secure location such equipment, inventory and related materials, and, without limiting the generality of the foregoing, Franchisor shall be entitled to enter the premises (and Franchisee hereby consent to such entry) for the purpose of removing all equipment and supplies relating to the use of the technology to a location controlled or authorized by Franchisor.

         18.12 Execution of Documents. Franchisee shall execute and deliver such agreements as Franchisor reasonably requests related to the termination of this Agreement, which may include releases by Franchisee and its Principals of any and all claims against Franchisor and its affiliates, officers, directors, agents, and employees. Franchisee acknowledges and agrees that Franchisor's request that Franchisee execute and deliver such releases shall be reasonable under the circumstance of Franchisor's termination of this Agreement for Franchisee's breach.

         18.13 Payment of Costs and Damages. Franchisee shall pay Franchisor all damages, costs, and expenses, including reasonable attorneys' fees, incurred by Franchisor subsequent to the termination or expiration of this Agreement in obtaining injunctive or other relief for the enforcement of any provisions of this Section 18. Franchisor shall be entitled, without notice to Franchisee, to offset any amounts it owes Franchisee (pursuant to Section 18.11 or otherwise) hereunder against Franchisee's monetary obligations to Franchisor under this
Section 18.12.

19.      COVENANTS
         ---------

         19.1 Best Efforts. Franchisee covenants that during the term of this Agreement, except as otherwise approved in writing by Franchisor, Franchisee, the Designated Individual, or the Store Manager (or as applicable, the General Manager) shall devote full time, energy, and best efforts to the management and operation of the Franchised Business.

         19.2 Operation of Business. Franchisee specifically acknowledges that, pursuant to this Agreement, Franchisee will receive valuable specialized training and confidential information, including, without limitation, information regarding the operational, sales, advertising and promotional methods and techniques (including with respect to the Technology) of Franchisor and the System. Franchisee covenants that during the term of this Agreement, except as otherwise approved in writing by Franchisor, Franchisee shall not, either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, persons, partnership, or corporation:

              19.2.1 Divert or attempt to divert any business or customer of the Franchised Business or of any Store to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act that is or could reasonably be foreseen to be injurious or prejudicial to the goodwill associated with the Proprietary Marks, the System or the Products.

              19.2.2 Unless released in writing by the employer, employ or seek to employ any person who is at that time employed by Franchisor or by any other franchisee of Franchisor, or otherwise directly or indirectly induce such person to leave his or her employment.

         19.3 Competitive Activities. Franchisee covenants that, except as otherwise approved in writing by Franchisor:

              19.3.1 Franchisee shall not, during the term of this Agreement, either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, persons, partnership, or corporation, own, maintain, operate, engage in, or have any interest in any business which is the same as or similar to the Franchised Business, or of which ten percent (10%) or more of its gross sales in any month are from the retail sale of floral or gift products (a "Competitive Business").

              19.3.2  Franchisee  shall not for two (2) years  from the date of:
         (i) a transfer permitted under Section 16, above; or (ii) expiration or termination of this Agreement (regardless of the cause for termination), either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, partnership, corporation, or other entity, own, maintain, operate, engage in, or have any interest in any Competitive Business, which is, or is intended to be
         (a) located at the Approved Location, or (b) makes offers and sales into the Territory; or (c) located within a radius of five (5) miles from any Store operating under the System. If, however, any arbitration or litigation occurs, within the two (2) year period described above, with respect to the enforcement of this Section 19.3, then the obligations of this section shall continue in effect for two (2) years from the date of a final order of a duly authorized arbitrator, panel of arbitrators, or a court of competent jurisdiction (after all appeals have been taken).

              19.3.3 Franchisee shall not for two (2) years from the date of expiration or termination of this Agreement sublease or assign Franchisee's interest in any lease or sublease for the premises of the Store to a family member (including spouse, domestic partner, parent or child or sibling) of a Principal of Franchisee for the operation of a Competitive Business.

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

         19.4 Exception. Section 19.3 hereof shall not apply to the ownership by Franchisee of less than a one percent (1%) beneficial interest in the outstanding equity securities of any publicly-held corporation. As used in this Agreement, the term "publicly-held corporation" means a corporation which has outstanding securities that have been registered under the Securities Act of 1933, as amended, or which files periodic reports with the Securities and Exchange commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

         19.5 Affiliate and Management Competitive Activities. Franchisee shall obtain (and deliver to Franchisor) executed covenants similar to those set forth in Sections 10.3.3, 11, 16, and 18, and this Section 19 (as modified to apply to an individual) from any or all of the following persons as specified by
Franchisor: (i) the Designated Individual; (ii) Franchisee's Store Manager and General Manager; and (iii) Franchisee's officers, directors, and Principals who have received training, who have had access to confidential information, or who are or may be involved in the management or operation of the Franchised
Business. Every covenant required by this Section 19.5 shall be in a form satisfactory to Franchisor, including, without limitation, specific identification of Franchisor as a third-party beneficiary of such covenants with the independent right to enforce them. Franchisee's failure to obtain execution of a covenant required by this Section 19.5, and to deliver such executed covenant to Franchisor within sixty (60) days of Franchisor's request therefore, shall constitute a default under this Agreement.

         19.6 Independent Covenants. The parties agree that each of the foregoing covenants of this section 19 shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Section 19 is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which Franchisor is a party, Franchisee expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in, and made a part of, this Section 19.

         19.7 Franchisor's Rights Regarding Covenants. Franchisee understands and acknowledges that Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in Sections 19.2 and 19.3 in this Agreement, or any portion thereof, without Franchisee's consent, effective immediately upon receipt by Franchisee of written notice thereof; and Franchisee agrees that it shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Section 22 hereof.

         19.8 No Defense to Enforcement. Franchisee expressly agrees that the existence of any claims it may have against Franchisor, whether or not arising from this Agreement, shall not constitute a defense to the enforcement by Franchisor of the covenants in this Section 19. Franchisee agrees to pay all costs and expenses (including reasonable attorneys' fees) incurred by Franchisor in connection with Franchisor's enforcement of this Section 19.

         19.9 Anti-Terrorism Laws. Franchisee and its Principals agree to comply with and/or to assist Franchisor to the fullest extent possible in Franchisor's efforts to comply with Anti-Terrorism Laws (as defined below). In connection with such compliance, Franchisee and its Principals certify, represent, and warrant that none of the property or interests of Franchisee or its Principals is subject to being "blocked" under any of the Anti-Terrorism Laws and that Franchisee and its Principals are not otherwise in violation of any of the Anti-Terrorism Laws.

              19.9.1 For the purposes of this Section 19.9, "Anti-Terrorism Laws" means Executive Order 13224 issued by the President of the United States, the Terrorism Sanctions Regulations (Title 31, Part 595 of the U.S. Code of Federal Regulations), the Foreign Terrorist Organizations Sanctions Regulations (Title 31, Part 597 of the U.S. Code of Federal Regulations), the Cuban Assets Control Regulations (Title 31, Part 515 of the U.S. Code of Federal Regulations), the USA PATRIOT Act, and all other present and future federal, state and local laws, ordinances, regulations, policies, lists and any other requirements of any Governmental Authority (including, without limitation, the United States Department of Treasury Office of Foreign Assets Control) addressing or in any way relating to terrorist acts and acts of war.

              19.9.2 Franchisee and its Principals certify that none of its employees, or anyone associated with Franchisee or its Principals are listed in the Annex to Executive Order 13224, which is available at hup://www.treasury.gov/offices/enforcement/ ofac/sanctions/terrorism.html. Franchisee shall not hire any individual listed in the Annex.

              19.9.3 Franchisee certifies that Franchisee has no knowledge or information that, if generally known, would result in Franchisee, its Principals, its employees, or anyone associated with Franchisee to be listed in the Annex to Executive Order 13224.

              19.9.4 Franchisee shall be solely responsible for ascertaining what actions must be taken by Franchisee to comply with the
         Anti-Terrorism Laws, and Franchisee specifically acknowledges and agrees that Franchisee's indemnification responsibilities set forth in
         Section 21.4 of this Agreement pertain to Franchisee's obligations under this Section 19.9.

              19.9.5 Any misrepresentation by Franchisee under this Section 19.9 or any violation of the Anti-Terrorism Laws by Franchisee, its Principals, or Franchisee's employees shall constitute grounds for immediate termination of this Agreement and any other Agreement Franchisee has entered into with Franchisor or an affiliate of Franchisor, in accordance with the terms of Section 17.2 of this Agreement.

         19.10 Irreparable Injury. Franchisee acknowledges that Franchisee's violation of the terms of this Section 19 would result in irreparable injury to Franchisor for which no adequate remedy at law may be available, and Franchisee accordingly consents to the issuance of an injunction prohibiting any conduct by Franchisee in violation of the terms of this Section 19.

20.      TAXES, PERMITS, AND INDEBTEDNESS
         --------------------------------

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


         20.1 Payment when Due. Franchisee shall promptly pay when due all taxes levied or assessed, including, without limitation, unemployment and sales taxes, and all accounts and other indebtedness of every kind incurred by Franchisee in the operation of the Franchised Business. Franchisee shall pay Franchisor
(within five (5) business days of Franchisor's written demand therefore) an amount equal to any sales tax, gross receipts tax, or similar tax (other than income tax) imposed on Franchisor with respect to any payments to Franchisor required under this Agreement, unless the tax is credited against income tax otherwise payable by Franchisor.

         20.2 Bona Fide Dispute Exception. If any bona fide dispute as to Franchisee's liability for taxes assessed or other indebtedness exists, Franchisee may contest the validity or the amount of the tax or indebtedness in accordance with procedures of the taxing authority or applicable law; however, in no event shall Franchisee permit a tax sale or seizure by levy of execution or similar writ or warrant, or attachment by a creditor, to occur against the premises of the Store, or any improvements thereon including, specifically, any equipment relating to the Technology.

         20.3 Compliance with Laws. Franchisee shall comply with all federal, state, and local laws, rules, and regulations, and shall timely obtain any and all permits, certificates, or licenses necessary for the full and proper conduct of the Franchised Business under this Agreement, including, without limitation, licenses to do business, health certificates, fictitious name registrations, sales tax permits, and fire clearances. To the extent the requirements of such laws are in conflict with the terms of this Agreement, the Manual, or other instructions of Franchisor, Franchisee shall comply with such laws and shall immediately provide written notice of such conflict to Franchisor.

         20.4 Notice of Suit. Franchisee shall notify Franchisor in writing within five (5) days of the commencement of any action, suit, or proceeding, and of the issuance of any order, writ, injunction, award, or decree, of any court, agency, or other governmental instrumentality, which may adversely affect the operation of the Franchised Business or the financial condition of the Franchisee.

21.      INDEPENDENT CONTRACTOR AND INDEMNIFICATION
         ------------------------------------------

         21.1 No Fiduciary Relationship. This Agreement does not create a fiduciary relationship between the parties hereto, Franchisee shall be deemed for all purposes to be, and is, an independent contractor of Franchisor, and, that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose.

         21.2 Independent Contractor Status. At all times during the term of this Agreement and any extensions hereof, Franchisee shall hold itself out to the public as an independent contractor operating the Franchised Business pursuant to a franchise agreement from Franchisor. Franchisee shall such action as may be necessary to accomplish that result, including, without limitation, exhibiting a notice of its independent contractor status in a conspicuous place at the Approved Location, the content, size and location of which Franchisor reserves the right to specify.

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

         21.3 No Franchisor Obligations. Nothing in this Agreement authorizes Franchisee to make any contract, agreement, warranty, or representation on Franchisor's behalf, or to incur any debt or other obligation in Franchisor's name, and Franchisor shall in no event assume liability for, or be deemed liable hereunder as a result of, any such action, nor shall Franchisor be liable by reason of any act or omission of Franchisee in its conduct of the Franchised Business or for any claim or judgment arising therefrom against Franchisee or Franchisor.

         21.4 Indemnification. Franchisee shall indemnify Franchisor and its affiliates, and their respective officers, directors, employees, and agents for, and hold those parties harmless against, any and all claims arising directly or indirectly from, as a result of, or in connection with Franchisee's operation of the Franchised Business (including without limitation operation of any Delivery, Special Occasions, National Account and Alternative Sales activities), as well as the costs, including attorneys' fees, of defending against them.

22.      APPROVALS AND WAIVERS
         ---------------------

         22.1 Franchisor Approvals and Consents. Whenever this Agreement requires the prior approval or consent of Franchisor, Franchisee shall make a timely written request to Franchisor therefor, and such approval or consent, if granted, shall be evidenced only by a writing from Franchisor. Franchisor shall respond to Franchisee's timely requests in a reasonably timely and prompt manner.

         22.2 No Liability for Waiver or Consent. Franchisor makes no warranties or guarantees upon which Franchisee may rely, and assumes no liability or obligation to Franchisee, by providing any waiver, approval, consent, or suggestion to Franchisee in connection with this Agreement, or by reason of any neglect, delay, or denial of any request therefor.

         22.3 No Waiver by Implication. Franchisor's failure to exercise any power reserved to it by this Agreement, or to insist upon strict compliance by Franchisee with any obligation of Franchisee or condition imposed on Franchisee hereunder shall constitute a waiver of Franchisor's right to exercise any power or to demand exact compliance with any of the terms of this Agreement. No custom or practice of Franchisee or Franchisor at variance with the terms of this Agreement, including any practice or action of Franchisor in its dealings with any other party, shall constitute a waiver of Franchisor's right to exercise any power or to demand exact compliance with any of the terms of this Agreement. Waiver by Franchisor of any particular default of Franchisee shall not affect or impair Franchisor's rights with respect to any subsequent default of the same, similar, or different nature; nor shall any delay, forbearance, or omission of Franchisor to exercise any power or right arising out of any breach or default by Franchisee affect or impair Franchisor's rights with respect to such default, or Franchisor's right to declare any subsequent breach or default and to terminate this Agreement prior to the expiration of its term. Subsequent acceptance by Franchisor of any payments due to it hereunder shall not be deemed to be a waiver by Franchisor of any preceding breach by Franchisee of any terms, provisions, covenants, or conditions of this Agreement.

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

23.      NOTICES
         -------

         Any and all notices required or permitted under this Agreement shall be in writing and shall be (i) personally delivered, (ii) sent by registered mail,
(iii) sent by a recognized overnight delivery service, or (iv) delivered by other means which affords the sender evidence of delivery, or of rejected delivery, to the respective party at the addresses shown on Appendix A of this Agreement. Either party may designate a different address for notice hereunder by written notice to the other party. Any notice by a means which affords the sender evidence of delivery, or rejected delivery, shall be deemed to have been given at the date and time of receipt or rejected delivery.

24.      ENTIRE AGREEMENT AND AMENDMENT
         ------------------------------

         This Agreement and the documents referred to herein constitute the entire, full, and complete Agreement between Franchisor and Franchisee concerning the subject matter hereof, and supersede all prior agreements. No other representations have induced Franchisee to execute this Agreement. Except for those changes permitted to be made unilaterally by Franchisor hereunder, no amendment, change, or variance from this Agreement shall be binding on either party unless mutually agreed to by the parties and executed by their authorized officers or agents in writing.

25.      SEVERABILITY AND CONSTRUCTION
         -----------------------------

         25.1 Severability. If any of the provisions of this Agreement may be construed in more than one way, one of which would render the provision illegal or otherwise voidable or unenforceable, such provision shall have the meaning which renders it valid and enforceable. The language of all provisions of this Agreement shall be construed according to its fair meaning and not strictly against any party. If any court or other government authority shall determine any provision in this Agreement is not enforceable as written, the parties agree that the provision shall be amended so that it is enforceable to the fullest extent permissible under the laws and public policies of the jurisdiction in which enforcement is sought and affords the parties the same basic rights and obligations and has the same economic effect. If any provision in this Agreement is held invalid or otherwise unenforceable by any court or other government authority or in any arbitration proceeding, such findings shall not invalidate the remainder of the agreement unless in the reasonable opinion of Franchisor the effect of such determination has the effect of frustrating the purpose of this Agreement, whereupon Franchisor shall have the right by notice in writing to the other party to immediately terminate this Agreement.

         25.2 No Benefits. Except as expressly provided to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Franchisee, Franchisor, Franchisor's officers, directors, and employees, and such of Franchisee's and Franchisor's respective successors and assigns as may be contemplated (and, as to Franchisee, permitted) by Section 16 hereof, any rights or remedies under or by reason of this Agreement.

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

         25.3 Stricken Provisions. Franchisee expressly agrees to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which a court may hold to be unenforceable in a final decision to which Franchisor is a party, or from reducing the scope of any promise or covenant to the extent required to comply with such a court order.

         25.4 Captions. All captions in this Agreement are intended solely for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

         25.5 Survival. All provisions of this Agreement which, by their terms or intent, are designed to survive the expiration or termination of this Agreement, shall so survive the expiration and/or termination of this Agreement, including Sections 11, 18, 19, and 26 hereof.

26.      APPLICABLE LAW AND DISPUTE RESOLUTION
         -------------------------------------

         26.1 Applicable Law. This Agreement takes effect upon its acceptance and execution by Franchisor in Utah, and shall be interpreted and construed under the laws of the State of Utah. In the event of any conflict of law, the laws of Utah shall prevail, without regard to, and without giving effect to, the application of Utah conflict of law rules. If, however, any provision of this Agreement would not be enforceable under the laws of Utah, and if the Store is located outside of Utah and such provision would be enforceable under the laws of the state in which the Store is located, then such provision shall be interpreted and construed under the laws of that state. Nothing in this Section
26.1 is intended by the parties to subject this Agreement to any franchise or similar law, rule, or regulation of the Utah or of any other state to which it would not otherwise be subject.

         26.2 Mediation. Except as otherwise provided in this Agreement, all controversies, disputes, and claims arising out of or related to (a) this Agreement (including, but not limited to, any claim that the Agreement or any of its provisions is invalid, illegal, or otherwise voidable or void and any claim relating to events before the Agreement was executed), (b) the relationship between Franchisee and Franchisor (or Franchisor's affiliates), (c) Franchisee's operation of the Store shall first be subject to non-binding mediation. All controversies, disputes, and claims not resolved by, or not subject to, the mediation process shall be resolved in accordance with the provisions in Section
26.3. The parties acknowledge and agree that the following terms, conditions and limitations shall apply to mediation under this Agreement:

              26.2.1 If Franchisee or Franchisor (or Franchisor's affiliate) is more than forty five (45) days past due in any payment to the other, the party to whom payment is due shall be free to commence or to pursue litigation at any time without engaging in this mediation process. Mediation shall not be required with respect to any claim or controversy that involves: (a) actual or threatened disclosure or misuse of Franchisor's confidential information or trade secrets; (b) the ownership, validity, or use of the Proprietary Marks or the Technology; (c) any action concerning the enforcement of the covenants set forth in Section 19 of this Agreement; or (d) Franchisor's entitlement to any remedies available to Franchisor for the failure or refusal of Franchisee to promptly pay when due any monies owing to Franchisor, Franchisor's affiliates, or any lender that is providing financing to Franchisee based on Franchisee's status as a System franchisee. Mediation under this Section 26.2 is not intended to alter or suspend the rights or obligations of the parties under this Agreement or to determine the validity or effect of any provision of this Agreement, but is intended to furnish the parties an opportunity to resolve disputes amicably, expeditiously and in a cost-effective manner on mutually acceptable terms. Additionally, nothing in this
         Section 26 shall bar the right of either party to seek and obtain injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct that will cause loss or damage, including, but not limited to, violations of the terms of Sections 10, 11, 12, 16, and 19, pending completion of the mediation.

              26.2.2 The non-binding mediation provided for hereunder shall be commenced by the party requesting mediation (the "complainant"), providing written notice of the request for mediation (the "request") to the party with whom mediation is sought (the "respondent"). The request shall specify with reasonable particularity the matter or matters on which nonbinding mediation is sought. A copy of the request shall be given by the complainant simultaneously to Franchisor if Franchisor is not a complainant or respondent.

              26.2.3 Non-binding  mediation  hereunder shall be conducted by one
         (1) mediator. If the parties cannot, within thirty (30) days of the date on which the request was first provided to the respondent, agree in writing upon the selection of an individual to serve as the mediator, then Franchisor shall select and designate an individual to serve as the mediator. In such event, Franchisor shall send Franchisee written notice of its designation of the mediator within thirty-five
         (35) days of the date on which the request was first provided to the respondent.

              26.2.4 Non-binding  mediation  hereunder shall be concluded within sixty (60) days of the issuance of the request or such longer period as may be agreed upon by the parties in writing (the "mediation termination date"). All aspects of the mediation process shall be treated as confidential, shall not be disclosed to others, and shall not be offered or admissible in any other proceeding or legal action whatsoever. Complainant and respondent shall each bear its own costs of mediation, and each shall bear one-half the cost of the mediator or mediation service.

         26.3 Arbitration. During the term of this Agreement, any claim or controversy arising out of or related to this Agreement (including, but not limited to, any claim that the Agreement or any of its provisions is invalid, illegal, or otherwise voidable or void and any claim relating to events before the Agreement was executed), the relationship between Franchisee and Franchisor, (and Franchisor's affiliates), or Franchisee's operation of the Store shall be submitted to binding arbitration pursuant to this Section 26.3. This section shall not apply, however, if the claim or controversy involves: (a) actual or threatened disclosure or misuse of Franchisor's confidential information or trade secrets; (b) the ownership, validity, or use of the Proprietary Marks; (c) any action concerning the enforcement of the covenants set forth in Section 19 of this Agreement; or (d) Franchisor's entitlement to any remedies available to Franchisor for the failure or refusal of Franchisee to pay promptly when due any monies owing to Franchisor, Franchisor's affiliates, or any lender that is providing financing to Franchisee based on Franchisee's status as a System franchisee. Additionally, nothing in this section shall bar the right of either party to seek and obtain injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct that will cause loss or damage, including, but not limited to, violations of the terms of Sections 10, 11, 12, 16, and 19, pending completion of the arbitration. The parties acknowledge and agree that any arbitration under this Agreement shall be conducted in accordance with the JAMS Endispute Arbitration Rules and Procedures for commercial disputes, which are in effect at the time the demand for arbitration is served (the "JAMS Procedures"), and the terms, conditions and limitations set forth below in this Agreement. In the event of any inconsistency between the JAMS Procedures and the terms set forth below, the terms set forth in this Agreement shall control.

              26.3.1 All arbitration proceedings shall be conducted in Utah, within the county in which Franchisor's principal place of business is located at the time the demand for arbitration is served. In rendering the award, the arbitrator shall determine the rights and obligations of the parties according to the substantive and procedural laws of Utah, as set forth in accordance with Section 26.1 above. This provision might not be enforceable under certain state laws; however, Franchisor and Franchisee acknowledge and agree that they fully intend to enforce the provisions of the arbitration section contained in this Agreement, including, but not limited to, the venue and choice of law clauses. The parties believe that the Federal Arbitration Act preempts any state law purporting to limit arbitration.

                     26.3.1.1 The parties  agree that the  arbitration  shall be conducted by one (1) arbitrator, who shall be a retired federal court judge. The arbitrator shall be selected in accordance with the JAMS Procedures.

              26.3.2 The parties shall be entitled to conduct discovery (i.e., investigation of facts through depositions or other means), which shall be governed by the Federal Rules of Civil Procedure (the "Rule" or "Rules") then in effect. However, the parties need not comply with obviously inapplicable Rules (e.g., Rule 16). The response time set forth in the Rules for all written discovery or motions shall be reduced by one-half and the parties shall complete all discovery within one hundred (100) days from the date the claimant filed her, his, or its initial arbitration demand; provided, however, that the arbitrator shall have the authority, in its discretion, to extend or otherwise modify the applicable time periods. The arbitrator shall have all power and authority to order discovery, to modify the specific requirements and limitations of the Rules for good cause, to make and enter orders with regard to motions, and to enter a final and binding judgment. Rules 12 and 56 of the Rules shall apply to all motion practice conducted in the arbitration. The parties further acknowledge and agree that the following terms, conditions and limitations shall apply to motions practices and discovery conducted as part of arbitration under this Agreement:

                     26.3.2.1 Any demand for arbitration, answer, counterclaims, and reply to counterclaims shall be prepared in accordance with the Rules.

                     26.3.2.2 The arbitrator  shall have the  authority,  in its discretion, to increase the number of depositions allowed by the parties beyond the limits set forth in the Rules.

                     26.3.2.3 Depositions of any person, including an expert witness, who is not a party to the arbitration shall be limited to seven (7) hours in duration. There shall not be a time limit on depositions of parties to the arbitration.

              26.3.3 The arbitrator shall have the right to award or include in an award relief in the form of compensatory damages, injunctive relief, specific performance, attorneys' fees and costs. The parties waive to the fullest extent permitted by law any right to or claim for any punitive or exemplary damages against the other in any arbitration proceeding, except for punitive or exemplary damages authorized by applicable federal law, in which case, the arbitrator shall have the right to award punitive or exemplary damages.

              26.3.4 The arbitrator shall produce a written opinion.

              26.3.5 Judgment upon the award may be entered in any court of competent jurisdiction. The arbitrator shall be required to follow and apply the applicable law in reaching his/her decision, including applying the provisions of any applicable limitation on the period of time in which claims must be brought.

              26.3.6 In connection with any arbitration proceeding required under this Agreement, each party shall submit or file any claim that would constitute a compulsory counterclaim (as defined by Rule 13 of the Rules) within the same proceeding as the claim to which it relates. Any compulsory counterclaim which is not submitted or filed in such proceeding shall be barred.

              26.3.7 Arbitration shall be conducted on an individual, not a class-wide, basis. No party hereto shall be entitled to consolidation of arbitration proceedings involving such parties with those of any third party, nor shall the arbitrator or any court be empowered to order such consolidation.

              26.3.8 Except as otherwise required by law, neither party nor the arbitrator may disclose (to anyone not party to the arbitration) the existence, content, or results of any arbitration hereunder, including the record of the arbitration hearing, without the prior written consent of all the parties to the arbitration.

              26.3.9 Except as may be provided for to the contrary in the JAMS Procedures with respect to the costs of transcriptions of the arbitration hearing, all free and expenses of the arbitration shall be borne by the parties equally. Each party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of proofs; provided, however, that the arbitrator shall have the authority, in its discretion, at the conclusion of the proceeding, to award costs and attorneys' fees to the prevailing party.

              26.3.10 Any offer of settlement or compromise by either party, whether made before or during the proceeding, shall not be admissible in the arbitration.

              26.3.11  The  arbitration   shall  be  conducted  in  the  English
         language.

              26.3.12 This  arbitration  provision  shall continue in full force
         and  effect  subsequent  to  and   notwithstanding  the  expiration  or
         termination of this Agreement.

              26.3.13 The process set forth under the JAMS Procedures for appeal of the arbitrator's final ruling shall be available if the parties elect, under the JAMS Procedures, to adopt such additional process; provided, however, that the parties agree that, notwithstanding anything to the contrary in the JAMS Procedures, any appeal shall be heard by a single arbitrator.

         26.4 Additional Terms. The parties further acknowledge and agree as follows:

              26.4.1 Any legal action brought in any court by either party under this Agreement, shall be brought only within the judicial district in which Franchisor has its principal place of business at the time the action or proceeding is initiated. The parties waive all questions of personal jurisdiction and venue for purposes of carrying out this provision.

              26.4.2 No right or remedy conferred upon or reserved to Franchisor or Franchisee by this Agreement is intended to be, nor shall be deemed, exclusive of any other right or remedy provided herein or permitted bylaw or equity, but each shall be cumulative of every other right or remedy.

              26.4.3 Franchisor and Franchisee irrevocably waive trial by jury in any action, proceeding, or counterclaim, whether at law or in equity, brought by either of them against the other. Any and all claims and actions arising out of or relating to this Agreement, the relationship of Franchisee and Franchisor (or Franchisor's affiliates), or Franchisee's operation of the Franchised Business, brought by either party hereto against the other, whether in arbitration or in court, shall be commenced within two (2) years from the occurrence of the facts giving rise to such claim or action, or such claim or action shall be barred.

              26.4.4 Franchisor and Franchisee hereby waive, to the fullest extent permitted by law, the right to or claim for any punitive or exemplary damages against the other, except for punitive or exemplary damages authorized by applicable federal law.

         26.5 No Waiver of Injunctive Relief. Nothing contained herein shall bar the right of either party to seek and obtain injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct that will cause loss or damage, including, but not limited to, violations of the terms of Sections 10, 11, 12, 16, and 19 hereof, under the usual equity rules, including the applicable rules for obtaining restraining orders and injunctions. In any instance where Franchisor shall seek the remedy of injunctive relief, Franchisor shall not be required to post any bond or surety therefor, and Franchisee hereby waives any right to seek requirement.

27.      ACKNOWLEDGMENTS
         ---------------

         27.1 Independent Investigation. Franchisee acknowledges that it has conducted an independent investigation of the business franchised hereunder, recognizes that the business venture contemplated by this Agreement involves business risks, and that its success will be largely dependent upon the ability of Franchisee (and if a corporation, a limited liability company, or a partnership, its Principals) as independent businesspersons. Franchisor expressly disclaims the making of, and Franchisee acknowledges that it has not received, any warranty or guarantee, express or implied, as to the potential volume, profits, or success of the business venture contemplated by this Agreement. If Franchisee was referred to Franchisor through the services of an area developer ("Area Developer"), such Area Developer is identified on Appendix A hereto. The Area Developer did not make any representations or warranties regarding the potential volume, profits, or success of the business venture contemplated by this Agreement and did not accept on behalf of Franchisor any amounts due Franchisor hereunder.

         27.2 Copies of Documents. Franchisee acknowledges that it has received a copy of this Agreement, the Appendix(ices) hereto, and agreements relating hereto, if any, with all of the blank lines therein filled in, at least five (5) business days prior to the date on which this Agreement was executed. Franchisee further acknowledges that it received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed.

         27.3 Franchisee Understandings. Franchisee acknowledges that it has read and understood this Agreement, the appendices hereto, and agreements relating thereto, if any, and that Franchisor has accorded Franchisee ample time and opportunity to consult with advisors of Franchisee's own choosing about the potential benefits and risks of entering into this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement in duplicate on the day and year first above written.

Franchisee:                               Franchisor:
[IF AN ENTITY]
                                          Speaking Roses Development Corporation
---------------------------------------
Name of Entity

By:                                       By:
      ---------------------------------       ----------------------------------

Name:                                     Name:
          -----------------------------            -----------------------------

Title:                                    Title:
            ---------------------------              ---------------------------


[IF AN ENTITY]


--------------------------------------------------------
Signature


--------------------------------------------------------
Printed Name

                                   APPENDIX A
                                       to
                     Speaking Roses Development Corporation
                               Franchise Agreement



1.       The  Approved   Location  for  the  Store  shall  be  at  _____________
         _______________________________________________.(Section 1.1)

2.       The   Territory   shall   be   ________________________________________
         _______________________________________________ (Section 1.4)

3. The initial franchise fee (Section 4.1) shall be $___________. The initial franchise fee is payable upon execution of the Franchise Agreement.

4. The initial designated addressees for notices under Section 23 of the Franchise Agreement shall be as follows:

Notices to Franchisee:                           Notices to Franchisor:
----------------------                           ----------------------
                                          Speaking Roses Development Corporation
                                          545 West 500 South, Suite 270
                                          Bountiful, UT 84010
Attention:                                Attention:    Chief Executive Officer
          -------------------------------
Fax:                                      Fax:
         --------------------------------         ------------------------------
Initial:        Date:                     Initial                Date:
          ------           --------------           -------------      ---------


5.       The Area Developer for the Franchise is _________________ (Section 27).

                                   APPENDIX B
                                       to
                     Speaking Roses Development Corporation
                               Franchise Agreement

                             FRANCHISEE'S PRINCIPALS

--------------------- ----------------------------------------- ----------------
Name of                                                         Interest (%)
Shareholder/Member/         Address, telephone number,          (with
Partner                         and e-mail address              description)
--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

--------------------- ----------------------------------------- ----------------

                                   APPENDIX C
                                       to
                     Speaking Roses Development Corporation
                               Franchise Agreement



                 GUARANTEE, INDEMNIFICATION, AND ACKNOWLEDGMENT
                 ----------------------------------------------

As an inducement to SPEAKING ROSES DEVELOPMENT CORPORATION ("Franchisor") to execute the FRANCHISE AGREEMENT between Franchisor and ____________________ ("Franchisee") dated _________ (the "Agreement"), the undersigned, jointly and severally, hereby unconditionally guarantee to Franchisor and to Franchisor's successors and assigns that all of Franchisee's monetary obligations under the Agreement will be punctually paid and performed. The obligations of the undersigned under this guarantee are absolute and unconditional, and are a guaranty of payment and performance, regardless of the validity or enforceability of the Agreement.

Upon demand by Franchisor, the undersigned will immediately make each payment required of Franchisee under the Agreement. The undersigned hereby waive any right to require Franchisor to: (a) proceed against Franchisee for any payment required under the Agreement; (b) proceed against or exhaust any security from Franchisee; or (c) pursue or exhaust any remedy, including any legal or equitable relief, against Franchisee. Without affecting the obligations of the undersigned under this guarantee, Franchisor may, without notice to the undersigned, extend, modify, or release any indebtedness or obligation of Franchisee, or settle, adjust, or compromise any claims against Franchisee. The undersigned waive notice of amendment of the Agreement and notice of demand for payment by Franchisee, and agree to be bound by any and all such amendments and changes to the Agreement that have been agreed to by Franchisee or which, as authorized by the Franchise Agreement, Franchisor shall have unilaterally made prior to any notice of demand hereunder.

The undersigned hereby agree to defend, indemnify and hold Franchisor harmless against any and all losses, damages, liabilities, costs, and expenses (including, but not limited to, reasonable attorney's fees, reasonable costs of investigation, court costs, and arbitration fees and expenses) resulting from, consisting of, or arising out of or in connection with (i) any failure by Franchisee to perform any obligation of Franchisee under the Agreement, any amendment thereto, or any other agreement executed by Franchisee referred to therein and (ii) any failure by the undersigned to perform their obligations under this guarantee. The undersigned acknowledge that their obligations hereunder are independent of the obligations of Franchisee under the Agreement or any other guarantor (including any guarantor hereunder). The undersigned hereby waives any defense or disability of the Franchisee in the performance of their obligations hereunder, and agree that their obligations hereunder shall not be affected by the insolvency, bankruptcy, liquidation, reorganization or winding up of the Franchisee or any change in the ownership of the Franchisee.

The undersigned further hereby acknowledge the terms of and agree to be individually bound by all of the duties and obligations of Franchisee set forth in Sections 10, 11, 16, 18, and 19 of the Agreement as if the undersigned were the "Franchisee" thereunder (except that the undersigned shall have no right to exercise Franchisee's powers or rights under the Agreement).

This Guarantee shall terminate upon the termination or expiration of the Agreement, except that all obligations and liabilities of the undersigned which arose from events which occurred on or before the effective date of such termination shall remain in full force and effect until satisfied or discharged by the undersigned, and all covenants which by their terms continue in force after the expiration or termination of the Agreement shall remain in force according to their terms. Upon the death of an individual guarantor, the estate of such guarantor shall be bound by this Guarantee, but only for defaults and obligations hereunder existing at the time of death; and the obligations of the other guarantors will continue in full force and effect.

Unless specifically stated otherwise, the terms used in this guarantee shall have the same meaning as in the Agreement, and shall be interpreted and construed in accordance with Section 25 of the Agreement. This Guarantee shall be interpreted and construed under the laws of the State of Utah. In the event of any conflict of law, the laws of the State of Utah shall prevail (without regard to, and without giving effect to, the application of Utah conflict of law rules).

The undersigned hereby make the following representations and warranties to Franchisor, each of which shall survive the execution, delivery and performance of this guarantee until each of the obligations of the undersigned hereunder is satisfied in full:

         (i) the undersigned have made no agreements or representations of any kind that would limit or qualify the terms of this guarantee;

         (ii) this guarantee is executed at the undersigneds' request and not at the request of Franchisor;

         (iii) Franchisor has made no representation to the undersigned as to the credit worthiness of Franchisee, and

         (iv) this guarantee constitutes the legal, valid and binding obligation of the undersigned.

Except as specifically permitted by this guarantee or with the written permission of Franchisor, the undersigned will not sell, dispose of, assign, pledge, mortgage, hypothecate or otherwise encumber or transfer any property of any kind owned by the undersigned if such encumbrance or transfer (i) relates to property of such monetary value as to be deemed "material" to this guarantee, or
(ii) would materially and adversely affect the undersigned's financial condition or (iii) would materially impair Franchisor's ability to enforce this guarantee. Each of the undersigned shall notify Franchisor in writing in the event there is any change in his or her financial condition.

The undersigned hereby waives, to the fullest extent permissible and possible under applicable law:

         (i) any defense based upon the doctrine or marshaling of assets or upon any election of remedies by Franchisee, including, without limitation, an election to precede by non-judicial rather than judicial foreclosure, which election destroys or otherwise impairs the segregation rights of the undersigned or the right of the undersigned to precede against Franchisee for reimbursement, or both;

         (ii) any defense based on any statue or rule of law which provides that the obligation of the undersigned must be neither a larger amount nor in other respects, more onerous then that of the Franchisee;

         (iii) any duty on the part of Franchisor to disclose to the undersigned any facts Franchisor may now or hereafter know about Franchisee regardless of whether Franchisor has reason to believe that any such facts materially increase the risk of the undersigneds' performance beyond that which the undersigned intends to assume or has reason to believe that such facts are unknown to the undersigned, the undersigned being fully responsible for being kept informed of the financial condition of Franchisee and of all circumstances bearing on the risk of breach of any Franchisee's obligation under the Agreement; and

         (iv) any defense arising out of the election, at any preceding instituted under the federal bankruptcy code, of the application of Section 111(b)(2) of the federal bankruptcy code, as amended or supplemented.

Franchisor may deal with Franchisee in the same manner and as freely as if this guarantee did not exist, and Franchisor shall be entitled, without notice to the undersigned, among other things, to grant to Franchisee such extension or extensions of time to perform any act or acts as may seem advisable to Franchisor at any time and from time to time without terminating, affecting or impairing the validity or enforceability of this guarantee or the obligations of the undersigned hereunder.

Franchisor may proceed, either in its own name or in the name of the undersigned, or otherwise, to protect and enforce any and all of its rights under this guarantee by suit in equity, action at law or other appropriate proceedings, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereby by the undersigned. Each and every remedy of Franchisor shall be cumulative and shall be an addition to any other remedy given hereunder or now or hereafter existing in equity.

IN WITNESS WHEREOF, each of the undersigned has signed this Guarantee effective as of the date of the Agreement.

                       GUARANTOR(S):


                       Signed:__________________________________________________
                                         (In his/her individual capacity)

                       Printed Name:____________________________________________

                       Address:_________________________________________________



                       Signed:__________________________________________________
                                         (In his/her individual capacity)

                       Printed Name:____________________________________________

                       Address:_________________________________________________



                       Signed:__________________________________________________
                                         (In his/her individual capacity)

                       Printed Name:____________________________________________

                       Address:_________________________________________________

                                   APPENDIX D
                                       to
                     Speaking Roses Development Corporation
                               Franchise Agreement


                AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                ------------------------------------------------

___________________________________________ (Name of Person or Legal Entity)
_____________________________________________________________ (ID Number)

The undersigned depositor ("Depositor") hereby authorizes Speaking Roses Development Corporation ("Franchisor") to initiate debit entries and/or credit correction entries to the undersigned's checking and/or savings account(s) indicated below and the depository designated below ("Depository") ("Bank") to debit or credit such account(s) pursuant to Franchisor's instructions.


----------------------------------- --------------------------------------------
Depository                          Branch

----------------------------------- ----------------------   -------------------
City                                State                         Zip Code

----------------------------------- --------------------------------------------
Bank Transit/ABA Number             Account Number

--------------------------------------------------------------------------------


This authorization is to remain in full and force and effect until sixty days after Franchisor has received written notification from Franchisee of its termination.


-----------------------------------------------------
Depositor

By:
          -------------------------------------------
Name:
          -------------------------------------------
Title:
          -------------------------------------------
Date:
         --------------------------------------------



                                      D-1